UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

October 31, 2013

Dear Shareholders:

The past 12 months may ultimately be remembered as “the market rally fueled by the world’s central bankers”. Beginning with the bottom of 2009, there were several starts and stops that made navigating the markets difficult. Over the last year however, the stock market soared powerfully higher, largely due to improved investor confidence and a heightened risk appetite. The unprecedented accommodative monetary policy put in place by the U.S. Federal Reserve (Fed) and other central bankers around the globe has supported the rally. A resurgence in demand for stocks was evidence of this improvement in risk appetite. And as additional evidence of the demand, equity mutual funds experienced net inflows for nine straight months during the fiscal year, while bond funds saw net outflows during the final four months of the period.

The fiscal year began amid concerns about the potential impact to the economy of the U.S. Fiscal Cliff. Roughly $700 billion in tax hikes and spending cuts were scheduled to occur if legislators were unable to produce a compromise that offset or postponed these actions by the end of 2012. As a result, the broad stock market suffered a loss in the last three months of 2012. Despite signs that global growth was improving, investors were generally pessimistic. Even an announcement by the Fed that its bond buying program also known as quantitative easing (aka QE), would be increased to $85 billion/month was insufficient to offset the negativity of investors.

However, in January 2013, an agreement was reached to largely offset the impact of the Fiscal Cliff. The result was a spike in investor confidence and a very strong market gain over the next several months. Confidence was also fueled by improving U.S. economic data, better than expected fourth quarter 2012 corporate earnings reports and stabilization of the debt crisis in Europe. Assurances of continued stimulus provided by central banks around the globe, including a significant bond buying/stimulus program announced by the Central Bank of Japan also supported confidence.

After reaching a new all-time high in May 2013, the equity market fell following remarks by Fed Chairman Ben Bernanke that the Fed was considering reducing, or “tapering”, its purchases of bonds (QE) later in the year. These remarks resulted in rapid increases in longer-term interest rates. Specifically, the 10 Year U.S. Treasury bond jumped almost a full 1.00%, as investors began to price in the impact of a reduced level of Fed stimulus. Although U.S. stocks reacted negatively, the greater impact was felt in asset classes that had benefitted from low interest rates, including bonds, gold, and Emerging Markets debt & equity. However, the stock market later rallied after Fed officials worked to soften the perception of the impact of tapering.

During the final four months of the fiscal year, investors rotated between bullish and bearish sentiment. Ultimately, they found comfort in the Fed’s accommodative policy and the resulting stabilization of interest rates. In July, investors began to believe that somewhat higher longer-term rates and lower liquidity would not materially affect the economy and stocks rallied as the Fed sought to ease concerns about the impact of QE tapering. However, August brought weak earnings guidance from two bellwether companies, a potential U.S. military strike in Syria, and renewed concerns about the impact of rising interest rates. Then, September brought relief in the form of improved global economic data, a cooling down of Mid-East tensions, Larry Summers’ withdrawal from his bid to be the next Fed chairman, and finally the Fed’s decision to postpone its planned tapering. Finally, in October, despite concerns over the government shutdown and potential U.S. debt default, the stock market continued to climb higher. Buoyed by the agreement that was reached mid-month to postpone the debt battle until 2014, as well as by better than expected third quarter 2013 corporate earnings, investor optimism remained strong. The nomination of Janet Yellen to be the next chairman of the Federal Reserve was also received positively. She is expected to maintain the accommodative monetary policy stance put in place by Ben Bernanke.

The fiscal year 2013 illustrates of how equities can respond to positive fundamental developments. Unlike the prior several years, there were few macro-economic developments that were significant enough to reduce investors’ appetite for stocks. The result was a powerful advance in Price/Earnings (P/E) multiples and a healthier investing environment.

Our investment team continues to manage risk within the funds and is working to position the fund to generate an attractive level of total return while minimizing overall portfolio volatility. Going forward, meaningful corporate earnings growth will

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be important for the rally to continue, especially once QE tapering begins and interest rates resume their move higher. But, a focus on economic and corporate fundamentals is always welcome. Given the market’s very strong run this fiscal year, especially in the lower quality parts of the market, the potential for a correction exists. A negative macro event in Europe or volatility surrounding the US budget could well be a catalyst. We prefer high quality companies with ample levels of earnings visibility and strong fundamental characteristics and believe such firms will position the funds well in both up and down markets. Emphasis on our investment process, philosophy, and risk control has historically been the driver of our success and we believe, will drive future success.

Thank you for your continued trust in our process and strategies. We look forward to reporting to you again in six months.

A discussion of each fund’s performance during the fiscal year is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended October 31, 2013 was as follows:

	Six Months	2013 Fiscal Year
Westwood LargeCap Value Fund – Institutional Class Shares (WHGLX)	8.91%	26.45%
Westwood LargeCap Value Fund – Class A Shares (WWLAX)*	8.83%	26.19%
Russell 1000 Value Index	10.30%	28.29%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com

Security selection in the Energy, Financial Services, and Materials and Processing sectors contributed positively to performance over the last 12 months. Top individual stock performers included Boeing (BA), which put their new 787 Dreamliner into service and continued to increase production faster than expected. Orders for Boeing’s new plane has driven backlog to $345 billion, equating to ten years’ worth of demand. Bank of America (BAC) shares rose sharply as the company’s credit trends improved, increasing earnings at this large financial bellwether. Additionally, Bank of America announced a $5 billion share repurchase program which was larger than many expected. This capital return was viewed positively as it signals the firm’s intention on the use of excess capital in the future. Insurance holdings Hartford Financial Services Group (HIG) and American International Group (AIG) both showed strong performance as earnings benefitted by improving property and casualty fundamentals. Additionally, both firms sold non-core assets to return additional capital to shareholders. Finally, Cisco Systems (CSCO) continued to execute very well in a low enterprise spending environment, allowing the firm to take share from smaller competitors.

Stock selection in the Health Care and Technology sectors detracted from performance, as did a modest cash position in the strong market environment. Looking at individual stocks, Ventas (VTR), a Health Care Real Estate Investment Trust, underperformed the market as income-oriented securities sold off on the rise in U.S. treasury rates. DaVita HealthCare Partners (DVA) sold off after the Centers for Medicare & Medicaid Services proposed a reimbursement cut for dialysis centers that was larger than many expected. Vodafone (VOD) languished due to concerns over the company’s weak European operations and the uncertainty around future capital allocation plans. Teva Pharmaceuticals (TEVA) traded lower as the company continued to underwhelm the market with their generic results in the face of declining Copaxone sales. Lastly, Merck (MRK) underperformed as future growth prospects remain uncertain given the company’s questionable pharmaceutical pipeline.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended October 31, 2013 was as follows:

	Six Months	2013 Fiscal Year
Westwood SMidCap Fund (WHGMX)	13.53%	33.32%
Russell 2500 Index	14.81%	35.41%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Security selection in the Consumer Discretionary, Health Care, and Energy sectors, as well as an overweight to Energy stocks, detracted from relative performance over the past 12 months. The Fund’s worst performing securities included Cloud Peak Energy (CLD), which reported a second quarter 2013 earnings miss driven by light production and higher costs. The firm also lowered guidance for the second straight quarter as it has suffered from weak natural gas prices and declining demand for coal. Children’s Place Retail Stores (PLCE) fell on concerns about the impact of Hurricane Sandy, as 31% of the company’s business was impacted by the destruction caused by the storm. Universal Technical Institute (UTI) traded lower after reducing revenue guidance due to lower demand for technical training. Ultra Petroleum (UPL) sold off as its operations have been negatively impacted by reduced energy demand due to the absence of seasonally cold weather, as well as by weak commodity prices. Finally, Orthofix International (OFIX) was hindered by poor management decisions which caused the firm to report disappointing quarterly earnings and lower earnings guidance for the full year.

Security selection in the Producer Durables, Technology, and Materials & Processing sectors was additive to relative performance. In addition, an underweight to REITs and Utility stocks aided performance, as these securities have performed poorly in the face of rising interest rates. The best performing securities in the Fund included j2 Global (JCOM), has benefitted from demand for its cloud computing-based offerings. Tupperware Brands (TUP) rose after reporting strong operating results, including better than expected sales, and an increase in the company’s dividend. Additionally, the firm has reported strong growth in South America for the past several quarters. Manpower (MAN) was bid up as a result of the recovery in its European operations and the trend toward hiring temp employees in the U.S. BE Aerospace (BEAV) rose after reporting better than expected revenues while expressing optimism about the opportunity to benefit from the continued strong growth in the commercial aerospace industry. Lear (LEA) reported several quarters of better than expected operating results, driven by strong auto demand and very good execution. In addition, the firm demonstrated good capital stewardship when it executed a $1 billion accelerated share repurchase plan.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended October 31, 2013 was as follows:

	Six Months	2013 Fiscal Year
Westwood SMidCap Plus Fund (WHGPX)	12.38%	34.05%
Russell 2500 Index	14.81%	35.41%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Security selection in the Technology, Producer Durables, and Materials & Processing sectors and underweight allocations to Utilities and REITs were the primary contributors over the last 12 months. The best performing securities included Manpower (MAN) and Western Digital (WDC). Western Digital benefitted from the structural changes in the hard-disk drive industry that provided for a significant increase in pricing power. Lear (LEA) rose on strong auto production in North America, improving markets in Europe, and aggressive share repurchases. BE Aerospace (BEAV) traded higher due to strong aerospace market growth leveraged by share gains at aerospace Original Equipment Manufacturers (OEMs) and aftermarket suppliers. Manpower appreciated on the secular trend of increased adoption of temporary labor services in Europe and the U.S., and finally, Tupperware Brands (TUP) traded up on growth in emerging markets, particularly with beauty supplies in Latin America.

Security selection in the Health Care, Consumer Staples, and Consumer Discretionary sectors was the primary detractor from performance. Of the detractors, Ultra Petroleum (UPL) and Digital Realty (DLR) were the Fund’s worst performing securities. Ultra Petroleum, an independent Exploration & Production company, underperformed due to continuing weakness in natural gas prices and weaker than expected production volumes. Digital Realty traded down on heightened concerns over datacenter obsolescence and excess supply. Aptargroup (ATR) declined due to a lower growth outlook fueled by weaker expectations for consumer and healthcare product demand, while Potlatch (PCH) traded lower on the Fed’s decision to taper Quantitative Easing, slower expectations for a housing recovery, and an ensuing correction in lumber channel inventories. Last, Consol Energy (CNX) faced weaker demand for coal due to a slower than expected recovery in China and a warmer than expected winter.

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund (the “Fund”) for the periods ended October 31, 2013 was as follows:

	Six Months	2013 Fiscal Year
Westwood SmallCap Value Fund (WHGSX)	20.79%	45.00%
Russell 2000 Value Index	13.94%	32.83%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Security selection in Materials & Processing and Energy were the primary drivers to relative outperformance. Top performers posted returns of over 100% over the last twelve months. U.S. Silica Holdings (SLCA) rose as a beneficiary of a new fracking method, which continues to cause robust demand for this producer’s sand product. KapStone Paper and Packaging (KS) announced an accretive acquisition of another container board company, Longview Fibre, which further consolidates the industry. The container board market has moved to an oligopoly, and prices increased, befitting KapStone this year. Trex’s (TREX) product has gained market share and announced an improved outlook for next year as they will begin distribution with a big box retailer. Bonaza Creek Energy (BCEI) rose as investors realized the production potential of their position in the Wattenberg natural gas field. Matrix Service (MTRX) has benefitted from serving the oil storage tank market and from a refinery turnaround. Recently they posted strong guidance for the upcoming year as demand is expected to grow for oil storage tanks.

Detractors from relative performance included Orthofix International (OFIX) who had a challenging year. Orthofix fell when they canceled their earnings call and announced that they found some accounting irregularities. Children’s Place Retail Stores (PLCE) had a mix of positive and negative quarters in the last twelve months which were mostly affected by a fashion miss in their children’s holiday line of December 2012. Matador Resources (MTDR) has good potential in the Eagle Ford Shale properties, however, production and earnings missed analyst expectations in the first two quarters as a public

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

company causing a thesis violation and the stock to fall. Harsco (HSC) fell after a series of missed expectations on slow business activity and was sold. Cleco (CNL) detracted right as the team decided to sell the stock as it had surpassed the price target and the team had better opportunities with a significantly better reward/risk profile into which to redeploy the proceeds.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2013 was as follows:

	Six Months	2013 Fiscal Year
Westwood Income Opportunity Fund – Institutional Class Shares (WHGIX)	1.32%	12.27%
Westwood Income Opportunity Fund – Class A Shares (WWIAX)*	1.28%	12.02%
Citigroup 10-Year Treasury Index	-6.06%	-4.61%
Citigroup 3-Month Treasury Bill Index	0.02%	0.06%
S&P 500 Index	11.15%	27.18%
FTSE NAREIT Index	-6.48%	11.11%
25/25/25/25 Blended Benchmark Index**	-0.44%	8.02%
*	Without sales charge
**	25% Citigroup 10 year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Interest rates increased during the period due to concerns the Federal Reserve would reduce, or taper, its $85 billion a month bond-buying program. However, the Fed decided to maintain its course of open-ended quantitative easing, boosting the valuations of securities that provide both growth and income. As a result, the Income Opportunity Fund’s allocation to dividend-paying common stocks, Master Limited Partnerships (MLPs) and convertible preferred stocks contributed to performance, while fixed income and preferred stocks detracted from performance.

Common stocks, MLPs and convertible preferred stocks were the top contributors to performance during the period. Continued accommodative monetary policy and the steadily improving economy drove the market higher. The Fund’s dividend-paying common stocks posted strong gains as they participated in the market rally. Boeing (BA) benefitted from the robust global commercial aerospace market. The company put their new 787 Dreamliner into service and continued to increase production faster than expected. General Mills (GIS) was a strong contributor due to the maturation of a recent acquisition, as well as a stable raw material environment and solid pricing dynamics. Johnson & Johnson (JNJ) performed well as investors recognized the company’s defensive growth characteristics and the improving outlook for its pharmaceutical business. Strong industry fundamentals and accelerating distribution growth drove the Fund’s MLP holdings higher. Security selection in this asset class benefitted performance as we continue to focus on undervalued growth opportunities. Energy Transfer Equity L.P. (ETE) and Access Midstream Partners L.P. (ACMP) were both strong performers due to better-than-expected distribution growth driven by positive operating fundamentals as well as attractive acquisitions. The Fund’s convertibles preferred holdings benefitted from the strong performance of their underlying equities.

The Fund’s pure yield-oriented asset classes, including REITs, fixed income and preferred stocks, were laggards due primarily to rising interest rates. The Fund’s REITs contributed positively to performance but lagged common stocks and MLPs. While the Fund’s fixed income holdings detracted from performance, our shorter duration profile and exposure to corporate bonds mitigated the impact. Preferred stocks, which have a longer duration profile, were negatively impacted by higher interest rates and hurt performance. The JPMorgan Chase, PNC Financial Services and BB&T preferred stocks were among the portfolio’s top detractors.

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Risk management continues to be a top priority for the Income Opportunity team. We position the Fund with the objective of generating an attractive level of total return with a lower volatility profile. Using our bottom-up fundamental research process, our efforts will remain focused on identifying attractive investment opportunities across the various asset classes utilized in the strategy. Within the portfolio, we continue to focus on income-producing, non-fixed securities which offer the benefit of potential capital appreciation driven by earnings or distribution growth. We maintain limited exposure to government bonds as yields remain at extremely low levels, and the majority of our Fixed Income holdings remain in high quality corporate bonds which offer higher yields. Although our research process continues to identify opportunities across the various asset classes utilized in the strategy, we are currently finding the most attractive investment opportunities in high-quality dividend-paying equities, MLPs and shorter duration preferred securities. We could potentially maintain higher than normal levels of cash in the near term, which will allow us to be more opportunistic in periods of market volatility.

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund (the “Fund”) for the periods ended October 31, 2013 was as follows:

	Six Months	2013 Fiscal Year
Westwood Dividend Growth Fund (WHGDX)	9.30%	25.94%
S&P 500 Index	11.15%	27.18%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

The stock market posted strong performance for the 12 month period ended October 31, 2013. A combination of strong corporate profits, continued low interest rates, and steady economic growth made for an attractive environment that attracted equity market inflow and drove higher stock prices.

The strongest performing sectors for the Fund included Technology, Producer Durables, and Consumer Staples. In the Technology sector, Western Digital (WDC) rose nearly 50%, as demand for its computer disk drives and corporate enterprise products remained strong. Strength in the Producer Durables sector, where the portfolio was overweight, was broad-based, as global industrial demand remained solid. Companies such as Parker Hannifin (PH), Honeywell (HON), and United Technologies (UTX) performed very well, with exposure to the aerospace, construction, and capital expenditure markets. Contribution to the portfolio also came from the typically less volatile Consumer Staples sector. Investors flocked to the Staples companies due to their steady growth profiles, exposure to emerging market growth, high returns on company equity, and records of steady dividend growth.

Performance relative to the S&P 500 was helped by stock selection and an underweight in the Technology sector, which was the weakest performing sector in the index. Strong performance by holdings CA (CA), Western Digital (WDC), Cisco Systems (CSCO), and Microsoft (MSFT) resulted in strong contribution from this sector. Polaris Industries (PII) notched a 52% gain over the period, as the company continues its long record of introducing strong new products, growing its dividend, and buying back stock. They have great potential to grow sales globally, increase market share, and they generate top of the industry returns on capital. Johnson & Johnson (JNJ) also had a stellar year. They continue to grow earnings at a double digit growth rate, while continuing a long history of growing dividends at a similar pace. Their business, diversified across product lines and geographic markets, should continue to generate superior returns and profit growth.

Brokers and insurance companies were not held in the portfolio and their strong performance benefitted only the index. However, portfolio holding Waddell & Reed (WDR) saw strong gains, with its stock price more than doubling, as its asset management business continued to grow its asset base. Its main Ivy Asset Fund product saw consistently good performance and asset inflows.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended October 31, 2013, was as follows:

	Six Months	Cumulative Since Inception		2013 Fiscal Year
Westwood Short Duration High Yield Fund – Institutional Class Shares (WHGHX)	1.69%	10.57	%*	5.40%
Westwood Short Duration High Yield Fund – Class A Shares (WSDAX)^	—	3.32	%**	—
BofA Merrill Lynch High Yield Master II Index†	1.46%	4.81	%**	8.83%
*	Inception date for the Short Duration High Yield Fund – Institutional Class Shares was December 28, 2011.
**	Inception date for the Short Duration High Yield Fund – Class A Shares was June 28, 2013.
^	Without sales charge.
†	The BofA Merrill Lynch High Yield Master II Index is provided solely as a relative market indicator. The Westwood Short Duration Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Helped by solid performance for the broad high yield market, the Fund has generated coupon-like returns this year. The Fund closed the fiscal year with 269 bond holdings, representing 222 issuers. This is a 20% increase in the number of positions in the portfolio versus a year ago. We believe diversification of holdings is integral for this strategy and helps to reduce risk. The largest position was Clear Channel Communications 5.5% Notes due 2014, which represented a 1.1% holding in the Fund. As of October 31, the Fund had 71% of the broad high yield market’s yield-to-worst and 38% of the broad market duration-to-worst (as measured by the BofA Merrill Lynch US High Yield Master II Index).

Approximately 30% of the holdings had maturities of less than three years. The other 70% have longer maturities but trade to expected early take-outs inside this three-year period. While the former group typically has a lower yield compared to the overall portfolio, we recognize the value of holding some nearer-outright-maturity securities. In volatile times this helps to reduce volatility and limit price declines associated with duration extension. Nevertheless, a strong new issue market has allowed companies to proactively refinance debt. We expect this trend to continue, supporting our overweight to the longer maturity, yield-to-call group.

Returns for the year were principally derived from coupon income. The top contributor was the Clear Channel 2014 position. This was followed by MGM Resorts 7.5% bonds due 2016, Advanced Micro Devices 8.125% of 2017, FMG Resources 7% of 2015 and Kratos Defense & Security Solutions 10% of 2017. Most positions posted positive contributions, but seven positions detracted from the return. Included in this list were Nationstar Mortgage 9.625% due 2019, Steel Dynamics 6.125% of 2019, Nuverra Environmental Solutions 9.873% of 2018, Clearwire Communications 12% of 2017, Toys “R” Us Property 8.5% of 2017, Central Garden & Pet 8.25% of 2018 and Sappi Papier Holding 8.375% of 2019.

Spread-focused investors continue to enter the high yield market, which should support a healthy refinancing environment. Investors do, however, appear to be increasingly investing with expectations that longer-term rates will rise and are moving to shorter duration fixed income and floating rate securities. We expect to continue to benefit from security selection and portfolio diversification, using market volatility to opportunistically add attractively priced positions to the Fund.

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Westwood Emerging and Global Funds:

Emerging Markets (EM) have experienced a turbulent year illustrated by the MSCI Emerging Markets Index performance of -1.57% in the 1st quarter,-7.95% in the 2nd Quarter and then + 5.90% in the 3rd Quarter and + 4.87% in October. The volatility that transpired in 2013 was primarily the result of:

•	A slowdown in growth in the world economy, especially in China, which has resulted in commodity price weakness and concerns about EM valuations

•	A postponement of the positive cyclicality in Emerging Market economies that has generally corresponded with growth in the developed world

•	Capital outflows brought on by fears of U.S. Federal Reserve Quantitative Easing (QE) tapering in the U.S., which has resulted in weaker currencies in many markets

As a result of these factors, exports from emerging economies have suffered while stock prices have fallen, resulting in diminished expectations with regard to the economic fundamentals of many EM economies.

A prominent issue for EM economies during 2013 has been the fear of the impending tapering of the U.S. Federal Reserve’s Quantitative Easing (QE) program compounded by uncertainty regarding the QE measures being planned by the Central Bank of Japan. These concerns led to a significant sell-off in EM stocks during the summer in anticipation that the currencies of many EM countries would be negatively impacted by the capital outflows. However, these current concerns are not a universal reflection of the underlying health of EM economies and companies. Many developing economies are forecasted to grow much faster than developed countries next year and stock valuations are relatively more attractive since the summer selloff. As we evaluate companies from a bottom up, fundamental perspective, our outlook on emerging market economies is positive over the next 3-5 years.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the periods ended October 31, 2013, was as follows:

	Six Months	Cumulative Since Inception*
Westwood Global Equity Fund (WWGEX)	8.01%	14.60%
MSCI All Country World Index	8.94%	19.91%
*	Inception date is December 26, 2012.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.00% until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Security selection in the Energy, Information Technology, and Consumer Discretionary sectors, as well as an underweight to Consumer Discretionary stocks, detracted from relative performance during the 10-month period. An underweight to the U.S. as well as overweights to Thailand and China hurt relative performance. Security selection in Germany was also a drag on the Fund’s return. The worst performing securities included gold producers Goldcorp and Randgold Resources, which fell as gold prices declined rapidly during the period based on a belief that the U.S. Fed will begin to reverse current stimulus measures. While these companies are not immune to short-term trading volatility, positioning within the sector remains driven by superior cost management and production profiles relative to peers for long-term return. Information Technology (IT) detracted as shares of Samsung Electronics fell upon earnings downgrades for the company. Investors were increasingly concerned about the sustainability of the company’s earnings growth due to component shortages, lower shipment expectations, and a broader slowdown in global IT spending growth for the next few years, particularly weakness from China. Similarly, IBM and Canon were also adversely impacted by weakening expectations. Canon’s earnings results were positive,

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

but the company cut its operating income guidance for the rest of the year, citing an inventory backlog. The largest detractor in the Energy sector was Chinese producer CNOOC, which lowered its earnings estimates following the firm’s USD 15.1 billion takeover of Canadian oil producer Nexen. Also negatively impacting performance was Consumer Discretionary firm BEC World Public, the leader in domestic prime-time programming and broadcasting in Thailand, based on fears of ad spending in that market.

Security selection in the Financials and Consumer Staples sectors, as well as underweights in the Industrials and Utilities sectors, was additive to relative performance during the trailing 10-month period. The economic rebound in Europe allowed the Fund to be positively impacted by exposure in Switzerland, the U.K., and France, while companies held in South Africa also contributed. Among the best performing securities were U.S- based holdings in the Financials sectors, including JP Morgan, MetLife, and Moody’s. JP Morgan reported a record first-quarter net income of USD 6.5 billion with strong performance across all business segments including retail, corporate and investment banking, and asset management, while the firm executed well throughout the year as it benefitted from improved capital levels and the US housing recovery. MetLife rose as its strong execution was boosted by demand for investment products, while Moody’s reported strong revenue growth in corporate finance and investment services. European financials Lloyds Banking Group and BNP Paribas also contributed positively amid signs that the worst of the Euro banking crisis has passed. Other contributors included U.S. firms Omnicom Group, which has benefitted from strong media operations, and Honeywell International, as its operating results have been positively impacted for the robust global aerospace industry.

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund (the “Fund”) for the periods ended October 31, 2013, was as follows:

	Six Months	Cumulative Since Inception*
Westwood Global Dividend Fund (WWGDX)*	7.08%	13.50%
MSCI All Country World Index	8.94%	19.91%
*	Inception date is December 26, 2012.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.00% until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Security selection in the Energy, Information Technology, and Consumer Discretionary sectors, as well as an underweight to Consumer Discretionary stocks, detracted from relative performance during the 10-month period. An underweight to the U.S. as well as overweights to Thailand and China hurt relative performance. Security selection in Germany was also a drag on the Fund’s return. Information Technology detracted as shares of IBM and Canon were adversely impacted by the anticipation of a broader slowdown in global IT spending growth for the next few years, particularly in China. The primary detractor in the Energy sector was Chinese producer CNOOC, which lowered its earnings estimates following the firm’s USD 15.1 billion takeover of Canadian oil producer Nexen. Also negatively impacting performance was Consumer Discretionary firm BEC World Public, the leader in domestic prime-time programming and broadcasting in Thailand, based on fears of ad spending in that market. The largest utility in the Czech Republic CEZ tumbled to the lowest level in more than seven years in March as falling electricity prices outweighed earlier expectations that earnings will be boosted by a new coal-supply contract and an asset sale. Precious metals mining company Fresnillo PLC detracted from performance as it fell amid a decline in the prices of gold and silver due to fears of Quantitative Easing tapering in the US.

Security selection in the Financials, Health Care, and Industrials sectors, as well as an underweight in the Utilities sectors, was additive to relative performance during the trailing 10-month period. The economic rebound in Europe allowed the Fund to be positively impacted by exposure in the Netherlands and the UK, while companies held in Australia and Korea

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

also contributed. Among the best performing securities during the period were U.S-based holdings in the Financials sectors, including JP Morgan, MetLife, and ACE. JPMorgan reported a record first-quarter net income of USD 6.5 billion with strong performance across all business segments including retail, corporate and investment banking, and asset management, while the firm executed well as it benefitted from improved capital levels and the U.S. housing recovery. MetLife rose as its strong execution was boosted by demand for investment products, while ACE Ltd benefitted from a strengthening in P&C insurance pricing. Other contributors included Raytheon Corp, as its operating results have been positively impacted by global demand for defense-related products, as well as Voestalpine AG, Austria’s largest steel producer and manufacturer of specialized steel products used in a number of industries. The company has benefited from improving demand in the European premium auto market and consumer durables, as well as an expected turnaround in the construction cycle.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended October 31, 2013, was as follows:

	Six Months	Cumulative Since Inception*
Westwood Emerging Markets Fund – Institutional Class Shares (WWEMX)	-5.19%	-6.90%
Westwood Emerging Markets Fund – Class A Shares (WWEAX)**	-5.40%	-7.20%
MSCI Emerging Markets Index	1.42%	1.46%
*	Inception is date December 26, 2012.
**	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses in excess of 1.20% and 1.45% respectively, until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Security selection in the Industrials, Materials, and Consumer Discretionary sectors detracted from relative performance over the trailing 10-month period (the Fund’s inception date is December 26, 2012). In addition, the Fund’s exposure to securities in China, South Africa, and Brazil hindered performance. Mining companies such as Mexican miner Fresnillo, gold producers Eldorado Gold, Yamana Gold and Randgold detracted as prices of gold and other precious metals fell sharply. While these companies are not immune to short-term trading volatility, positioning within the sector remains driven by superior cost management and production profiles relative to peers for long-term return. Near-term concerns regarding overall domestic growth and slowing domestic consumption in China weighed on certain Consumer Discretionary holdings. Golden Eagle Retail Group, a department store operator in mainland China, was a poor performer despite reporting relatively good operating results, while Hong Kong-based Daphne International, a shoe manufacturer, also hurt performance due to a second quarter 2013 earnings shortfall as well as the fears of weakening Chinese growth. Securities in the Industrials sector detracted due to weakness in the Machinery and Construction/Engineering segments. Specifically, PT United Tractors declined after reporting lower than expected earnings from slower construction machinery sale.

Security selection in the Consumer Staples, Telecommunication Services, and Information Technology sectors was additive to relative performance during the period. An underweight to the Technology sector detracted, as the sector posted the best performance in the index. Exposure to Korea, Taiwan, Indonesia, and Poland also contributed positively to performance. Shares of Kimberly-Clark de Mexico rose as the company demonstrated solid operating execution, and discussed a possible dividend increase, as the company continues to benefit from lower labor and pulp costs. Other positive contributors included Giant Manufacturing of Taiwan, as earnings per share rose 33% on a year over year basis in second quarter 2013, beating consensus estimates. A relatively new position in Cielo, a payments processor in Brazil, also aided performance due to solid demand for the company’s services. Technology firm Taiwan Semiconductor rose after reporting solid second quarter 2013 sales, while achieving higher profitability from better than expected operating margins. Global tire manufacturer Hankook Tire rallied as it benefitted from the rising auto production seen thus far in 2013.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Sincerely,

The Investment Team

The Westwood Funds

This represents the managers’ assessment of the Portfolios and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk including possible loss of principal.

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-454-0738. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investment in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Fund uses derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations. Diversification does not protect against market loss.

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Advisor or any other affiliate.

THE ADVISORS’ INNER CIRCLE FUND

Definition of the Comparative Indices & Key Terms

Average Coupon is the dollar-weighted average interest rate, expressed as a percentage of face value, paid on the securities held by a bond portfolio.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

USD is the United States Dollar

Yield to Call is the yield of a bond or note if you were to buy and hold the security until the call date. This yield is valid only if the security is called prior to maturity.

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2013
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	26.45%	14.69%	11.30%	6.03%
Class A with sales charge	19.92%	12.48%	9.91%	2.53%
Class A without sales charge	26.19%	14.42%	11.05%	3.44%
Russell 1000 Value Index	28.29%	16.76%	14.06%	5.79%

*	Institutional Class commenced operations on June 28, 2006. Class A commenced operations on December 31, 2007. The Russell 1000 Value Index reports annualized inception to date as of June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2013
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	33.32%	15.93%	18.39%	11.23%
Russell 2500 Index	35.41%	18.21%	19.04%	8.46%

*	Commenced operations on December 19, 2005. The Russell 2500 Index reports annualized inception to date as of December 19, 2005.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2013
	One Year Return	Annualized Inception to Date*
Institutional Class	34.05%	11.45%
Russell 2500 Index	35.41%	14.06%

*	Commenced operations on March 28, 2011. The Russell 2500 Index reports annualized inception to date as of March 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2013
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	45.00%	22.07%	17.44%	7.12%
Russell 2000 Value Index	32.83%	16.33%	14.84%	4.55%

*	Commenced operations on April 2, 2007. The Russell 2000 Value Index reports annualized inception to date as of April 2, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2013
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	12.27%	9.32%	10.61%	7.58%
Class A with sales charge	6.41%	7.24%	9.22%	6.96%
Class A without sales charge	12.02%	9.09%	10.35%	7.92%
25/25/25/25 Blended Benchmark Index**	8.02%	8.37%	9.88%	5.87%
S&P 500 Index	27.18%	16.56%	15.17%	6.55%
FTSE NAREIT Index	11.11%	12.65%	15.36%	6.35%
Citigroup 3-Month Treasury Bill Index	0.06%	0.07%	0.12%	1.49%
Citigroup 10-Year Treasury Index	-4.61%	3.36%	5.60%	5.49%

*	Institutional Class commenced operations on December 19, 2005. Class A commenced operations on December 31, 2007. The S&P 500 Index, FTSE NAREIT Index, Citigroup 3-Month Treasury Bill Index, and Citigroup 10-Year Treasury Benchmark report annualized inception to date as of December 19, 2005.
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2013
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Class	25.94%	14.10%	15.76%	7.25%
S&P 500 Index	27.18%	16.56%	15.17%	7.46%

Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2013
	One Year Return	Annualized Inception to Date*	Cumulative Inception to Date**
Institutional Class*	5.40%	5.61%	N/A
Class A with sales charge**	N/A	N/A	0.98%
Class A without sales charge**	N/A	N/A	3.32%
BofA Merrill Lynch U.S. High Yield Master II Index	8.83%	11.97%	4.81%

*	Institutional Class commenced operations on December 28, 2011. The BofA Merrill Lynch U.S. High Yield Master II Index reports are annualized for the period.
**	Class A commenced operations June 28, 2013. The BofA Merrill Lynch U.S. High Yield Master II Index reports are cumulative for the period.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 2.25% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2013
Cumulative Inception to Date*
Institutional Class	14.60%
MSCI All Country World Index	19.91%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index reports cumulative inception to date as of December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2013
Cumulative Inception to Date*
Institutional Class	13.50%
MSCI All Country World Index	19.91%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index reports cumulative inception to date as of December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2013
Cumulative Inception to Date*
Institutional Class	-6.90%
Class A with sales charge	-11.87%
Class A without sales charge	-7.20%
MSCI Emerging Markets Index	1.46%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index reports cumulative inception to date as of December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on page 12.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%
	Shares	Value

CONSUMER DISCRETIONARY — 16.6%
Advance Auto Parts	51,755	$5,133,061
Comcast, Cl A	77,900	3,706,482
Garmin	40,200	1,879,350
McDonald’s	37,000	3,571,240
Polaris Industries	29,800	3,902,310
Target	53,100	3,440,349
Time Warner	54,100	3,718,834
Viacom, Cl B	41,200	3,431,548

		28,783,174

CONSUMER STAPLES — 7.5%
Colgate-Palmolive	56,700	3,670,191
General Mills	49,800	2,510,916
McCormick	50,300	3,478,245
PepsiCo	41,100	3,456,099

		13,115,451

ENERGY — 8.9%
Chevron	27,200	3,262,912
EOG Resources	9,400	1,676,960
EQT	19,100	1,635,151
Exxon Mobil	37,600	3,369,712
Occidental Petroleum	37,100	3,564,568
Schlumberger	20,200	1,893,144

		15,402,447

FINANCIAL SERVICES — 24.6%
ACE	38,100	3,636,264
American International Group	102,000	5,268,300
Ameriprise Financial	18,800	1,890,152
Bank of America	296,600	4,140,536
Capital One Financial	51,300	3,522,771
CIT Group	68,600	3,303,776
Equifax	54,400	3,518,048
Hartford Financial Services Group	111,500	3,757,550
JPMorgan Chase	98,500	5,076,690

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
MetLife	35,600	$1,684,236
US Bancorp	46,100	1,722,296
Wells Fargo	119,700	5,109,993

		42,630,612

HEALTH CARE — 11.5%
Abbott Laboratories	93,500	3,417,425
Covidien	56,000	3,590,160
DaVita HealthCare Partners*	60,800	3,417,568
Express Scripts Holding*	51,500	3,219,780
Johnson & Johnson	46,900	4,343,409
Novartis ADR	22,800	1,768,140
Varian Medical Systems*	1,900	137,902

		19,894,384

MATERIALS & PROCESSING — 2.9%
Rock-Tenn, Cl A	14,700	1,573,047
Sigma-Aldrich	39,700	3,431,271

		5,004,318

PRODUCER DURABLES — 13.7%
Boeing	15,800	2,061,900
FedEx	13,300	1,742,300
General Dynamics	19,700	1,706,611
General Electric	131,700	3,442,638
Honeywell International	41,700	3,616,641
MSC Industrial Direct, Cl A	22,400	1,710,688
Union Pacific	21,350	3,232,390
United Technologies	32,700	3,474,375
WESCO International*	33,100	2,828,726

		23,816,269

REAL ESTATE INVESTMENT TRUST — 2.0%
HCP	83,300	3,456,950

TECHNOLOGY — 9.1%
Amdocs	90,900	3,495,105
Apple	6,700	3,499,745
Cisco Systems	70,300	1,581,750
IAC	32,800	1,751,192
Microsoft	53,200	1,880,620
QUALCOMM	50,800	3,529,076

		15,737,488

UTILITIES — 2.0%
Nextera Energy	40,800	3,457,800

Total Common Stock (Cost $128,990,078)		171,298,893

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2013

SHORT-TERM INVESTMENT — 3.2%
	Shares	Value

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $5,591,184)	5,591,184	$5,591,184

Total Investments — 102.0% (Cost $134,581,262)		$176,890,077

Percentages are based upon Net Assets of $173,502,818.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2013.

ADR – American Depositary Receipt

Cl – Class

As of October 31, 2013, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.0%
	Shares	Value

CONSUMER DISCRETIONARY — 14.9%
Advance Auto Parts	99,237	$9,842,326
AMC Networks, Cl A*	71,300	4,997,417
Family Dollar Stores	66,512	4,581,346
Garmin	173,080	8,091,490
Knoll	118,433	1,944,670
Lear	132,776	10,275,535
Life Time Fitness*	187,781	8,529,013
PetSmart	63,200	4,598,432
Signet Jewelers	68,157	5,088,601
Thor Industries	84,457	4,899,350
Tupperware Brands	104,004	9,323,959

		72,172,139

CONSUMER STAPLES — 1.0%
Dr. Pepper Snapple Group	106,255	5,031,174

ENERGY — 4.6%
Approach Resources*	159,812	4,498,708
CONSOL Energy	159,065	5,805,872
Oasis Petroleum*	45,000	2,396,250
PDC Energy*	71,902	4,875,675
Rex Energy*	221,516	4,762,594

		22,339,099

FINANCIAL SERVICES — 19.6%
BankUnited	374,590	11,526,134
Broadridge Financial Solutions	308,169	10,835,222
Comerica	107,900	4,672,070
East West Bancorp	153,296	5,164,542
Equifax	159,500	10,314,865
First Financial Bancorp	482,410	7,487,003
Global Payments	99,533	5,920,223
HCC Insurance Holdings	105,300	4,806,945
Jack Henry & Associates	93,663	5,114,937
PrivateBancorp, Cl A	381,225	9,286,641

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
SVB Financial Group*	101,636	$9,734,696
Wintrust Financial	233,358	10,153,407

		95,016,685

HEALTH CARE — 6.1%
CareFusion*	246,339	9,550,563
Hologic*	441,046	9,875,020
MEDNAX*	91,091	9,930,741

		29,356,324

MATERIALS & PROCESSING — 9.5%
Apogee Enterprises	176,482	5,520,357
Boise Cascade*	131,598	3,370,225
Rock-Tenn, Cl A	94,600	10,123,146
Rockwood Holdings	180,100	11,391,325
Timken	156,846	8,283,037
Trex*	102,622	7,206,117

		45,894,207

PRODUCER DURABLES — 22.0%
BE Aerospace*	127,526	10,350,010
Clean Harbors*	163,382	10,088,839
Colfax*	182,716	10,224,787
FLIR Systems	331,471	9,440,294
Foster Wheeler*	276,614	7,465,812
Hubbell, Cl B	91,882	9,880,990
KBR	149,200	5,153,368
Manpower	92,500	7,224,250
Primoris Services	191,191	4,978,614
Robert Half International	115,637	4,455,494
TAL International Group	96,000	4,637,760
Trinity Industries	123,000	6,227,490
TrueBlue*	239,572	5,917,428
Watts Water Technologies, Cl A	178,318	10,303,214

		106,348,350

REAL ESTATE INVESTMENT TRUST — 4.6%
Alexandria Real Estate Equities	148,178	9,747,149
DiamondRock Hospitality	524,610	5,975,308
Plum Creek Timber	149,445	6,784,803

		22,507,260

TECHNOLOGY — 9.2%
Amdocs	254,400	9,781,680
AVG Technologies*	486,726	9,783,192
CACI International, Cl A*	68,450	4,927,031
IAC	183,000	9,770,370
j2 Global	188,162	10,345,147

		44,607,420

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

UTILITIES — 1.5%
Questar	301,300	$7,128,758

Total Common Stock (Cost $337,843,750)		450,401,416

SHORT-TERM INVESTMENT — 7.1%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $34,600,302)	34,600,302	34,600,302

Total Investments — 100.1% (Cost $372,444,052)		$485,001,718

Percentages are based upon Net Assets of $484,606,044.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2013.

Cl – Class

As of October 31, 2013, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.0%
	Shares	Value

CONSUMER DISCRETIONARY — 19.0%
Advance Auto Parts	6,900	$684,342
AMC Networks, Cl A*	4,900	343,441
BorgWarner	6,800	701,284
Family Dollar Stores	4,700	323,736
Garmin	18,700	874,225
Lear	9,400	727,466
Life Time Fitness*	13,100	595,002
Mohawk Industries*	5,700	754,794
PetSmart	4,500	327,420
Signet Jewelers	4,800	358,368
Thor Industries	5,900	342,259
Tupperware Brands	7,000	627,550

		6,659,887

CONSUMER STAPLES — 3.7%
Dr. Pepper Snapple Group	14,800	700,780
JM Smucker	5,500	611,655

		1,312,435

ENERGY — 5.8%
CONSOL Energy	10,800	394,200
EQT	7,300	624,953
Oasis Petroleum*	13,600	724,200
Ultra Petroleum*	15,200	279,072

		2,022,425

FINANCIAL SERVICES — 15.3%
BankUnited	26,700	821,559
Broadridge Financial Solutions	21,800	766,488
Comerica	7,200	311,760
East West Bancorp	10,800	363,852
Equifax	9,700	627,299
Global Payments	7,100	422,308

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Hartford Financial Services Group	20,400	$687,480
HCC Insurance Holdings	7,500	342,375
Jack Henry & Associates	6,300	344,043
SVB Financial Group*	7,200	689,616

		5,376,780

HEALTH CARE — 6.4%
CareFusion*	17,900	693,983
Hologic*	25,100	561,989
Laboratory Corp of America Holdings*	3,300	332,970
MEDNAX*	6,000	654,120

		2,243,062

MATERIALS & PROCESSING — 7.8%
Eastman Chemical	4,200	330,918
Rock-Tenn, Cl A	6,600	706,266
Rockwood Holdings	12,500	790,625
Sigma-Aldrich	3,500	302,505
Timken	11,100	586,191

		2,716,505

PRODUCER DURABLES — 19.9%
BE Aerospace*	9,000	730,440
Clean Harbors*	11,500	710,125
Colfax*	11,800	660,328
FLIR Systems	23,800	677,824
Foster Wheeler*	27,600	744,924
Hubbell, Cl B	5,700	612,978
KBR	10,700	369,578
Manpower	6,700	523,270
Republic Services, Cl A	17,500	585,725
Robert Half International	15,300	589,509
Textron	11,800	339,722
Trinity Industries	8,600	435,418

		6,979,841

REAL ESTATE INVESTMENT TRUST — 3.9%
Alexandria Real Estate Equities	10,600	697,268
Plum Creek Timber	7,700	349,580
PS Business Parks	4,100	334,109

		1,380,957

TECHNOLOGY — 10.9%
Amdocs	18,200	699,790
Amphenol, Cl A	3,600	289,044

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
Avago Technologies, Cl A	15,800	$717,794
CA	10,600	336,656
IAC	13,200	704,748
j2 Global	12,900	709,242
KLA-Tencor	5,500	360,800

		3,818,074

UTILITIES — 2.3%
Questar	21,800	515,788
Wisconsin Energy	6,700	282,137

		797,925

Total Common Stock (Cost $26,150,349)		33,307,891

SHORT-TERM INVESTMENT — 3.7%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $1,297,804)	1,297,804	1,297,804

Total Investments — 98.7% (Cost $27,448,153)		$34,605,695

Percentages are based upon Net Assets of $35,076,360.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2013.

Cl – Class

As of October 31, 2013, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.7%
	Shares	Value

CONSUMER DISCRETIONARY — 9.0%
Arctic Cat	10,093	$528,873
Childrens Place Retail Stores*	11,100	605,949
Knoll	33,400	548,428
Lithia Motors, Cl A	20,000	1,257,000
Thor Industries	20,100	1,166,001
Wolverine World Wide	20,000	1,154,800

		5,261,051

CONSUMER STAPLES — 1.1%
J&J Snack Foods	7,433	636,042

ENERGY — 8.9%
Bonanza Creek Energy*	12,542	633,873
Carrizo Oil & Gas*	18,564	813,846
EQT Midstream Partners LP (A)	10,900	573,667
Matrix Service*	58,616	1,218,626
Rex Energy*	28,800	619,200
Synergy Resources*	59,362	614,990
World Point Terminals LP (A)	37,400	738,650

		5,212,852

FINANCIAL SERVICES — 21.1%
AMERISAFE	15,800	608,300
Bancfirst	10,400	577,928
BBCN Bancorp	79,307	1,176,123
Chemical Financial	38,550	1,129,130
Columbia Banking System	44,700	1,148,343
Employers Holdings	18,621	559,934
Endurance Specialty Holdings	9,900	547,371
First Financial Bancorp	49,700	771,344
Heartland Payment Systems	28,759	1,163,301
National Bank Holdings, Cl A	30,500	640,500
Pacific Continental	39,713	547,245
PrivateBancorp, Cl A	49,650	1,209,474
Safety Insurance Group	9,396	513,867

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
State Bank Financial	32,108	$547,762
Wintrust Financial	27,445	1,194,132

		12,334,754

HEALTH CARE — 2.9%
Given Imaging*	28,800	582,336
Omnicell*	48,600	1,121,202

		1,703,538

MATERIALS & PROCESSING — 10.7%
Apogee Enterprises	28,400	888,352
Beacon Roofing Supply*	33,045	1,146,992
Boise Cascade*	44,200	1,131,962
KapStone Paper and Packaging*	24,831	1,290,219
Trex*	17,500	1,228,850
US Silica Holdings	17,100	595,422

		6,281,797

PRODUCER DURABLES — 18.2%
EnerSys	9,800	650,230
Foster Wheeler*	21,106	569,651
Gorman-Rupp	27,608	1,124,750
Hurco	18,940	463,841
Hyster-Yale Materials Handling	7,100	556,924
Kelly Services, Cl A	59,879	1,249,076
Littelfuse	15,613	1,327,573
Moog, Cl A*	19,900	1,188,627
Primoris Services	22,300	580,692
Roadrunner Transportation Systems*	45,729	1,211,818
TAL International Group	23,400	1,130,454
Watts Water Technologies, Cl A	9,700	560,466

		10,614,102

REAL ESTATE INVESTMENT TRUST — 11.2%
CoreSite Realty	16,689	541,391
CubeSmart	34,400	628,488
CyrusOne	61,200	1,192,788
Inland Real Estate	60,642	648,263
Potlatch	29,100	1,188,153
PS Business Parks	14,433	1,176,145
Summit Hotel Properties	129,453	1,189,673

		6,564,901

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — 8.5%
AVG Technologies*	60,300	$1,212,030
CACI International, Cl A*	7,500	539,850
Coherent*	13,610	900,846
DTS*	56,300	1,126,000
j2 Global	21,200	1,165,576

		4,944,302

UTILITIES — 6.1%
ALLETE	24,300	1,227,879
NorthWestern	25,300	1,159,752
Portland General Electric	41,500	1,191,050

		3,578,681

Total Common Stock (Cost $42,761,505)		57,132,020

SHORT-TERM INVESTMENT — 4.9%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $2,883,395)	2,883,395	2,883,395

Total Investments —102.6% (Cost $45,644,900)		$60,015,415

Percentages are based upon Net Assets of $58,496,902.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2013, these securities amounted to $1,312,317 or 2.2% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2013.

Cl – Class

LP – Limited Partnership

As of October 31, 2013, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 58.4%
	Shares	Value

CONSUMER DISCRETIONARY — 3.7%
Comcast, Cl A	401,800	$19,117,644
Time Warner	278,100	19,116,594
Wal-Mart Stores	239,300	18,366,275

		56,600,513

CONSUMER STAPLES — 4.9%
General Mills	764,698	38,556,073
PepsiCo	444,800	37,403,232

		75,959,305

ENERGY — 16.8%
Access Midstream Partners LP (A)	364,655	19,523,629
Chevron	160,600	19,265,576
El Paso Pipeline Partners LP (A)	479,101	19,432,337
Energy Transfer Equity LP (A)	279,155	18,868,086
Enterprise Products Partners LP (A)	286,841	18,151,299
Exxon Mobil	204,100	18,291,442
Kinder Morgan	718,600	25,373,766
Magellan Midstream Partners LP (A)	311,434	18,698,497
Occidental Petroleum	201,563	19,366,173
Plains All American Pipeline LP (A)	378,954	19,410,024
Plains GP Holdings, LP Cl A* (A)	691,800	15,420,222
Spectra Energy	921,700	32,784,869
Western Gas Partners LP (A)	259,800	15,616,578

		260,202,498

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — 6.3%
Hartford Financial Services Group	561,140	$18,910,418
MetLife	297,261	14,063,418
Travelers	355,600	30,688,280
US Bancorp	910,200	34,005,072

		97,667,188

HEALTH CARE — 6.0%
Abbott Laboratories	526,500	19,243,575
Johnson & Johnson	411,800	38,136,798
Novartis ADR	463,407	35,937,213

		93,317,586

MATERIALS & PROCESSING — 1.2%
EI Du Pont de Nemours	300,000	18,360,000

PRODUCER DURABLES — 6.1%
Automatic Data Processing	235,800	17,677,926
Boeing	162,035	21,145,567
General Electric	1,464,400	38,279,416
Raytheon	220,343	18,149,653

		95,252,562

REAL ESTATE INVESTMENT TRUST — 4.3%
Alexandria Real Estate Equities	442,024	29,076,339
PS Business Parks	235,064	19,155,365
Rayonier	402,550	18,927,901

		67,159,605

TECHNOLOGY — 4.7%
Accenture, Cl A	261,000	19,183,500
Microsoft	550,200	19,449,570
QUALCOMM	499,500	34,700,265

		73,333,335

UTILITIES — 4.4%
AT&T	843,900	30,549,180
Nextera Energy	211,500	17,924,625
Southern	472,000	19,309,520

		67,783,325

Total Common Stock (Cost $746,791,200)		905,635,917

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2013

PREFERRED STOCK — 9.4%
	Shares/ Face Amount	Value

CONSUMER DISCRETIONARY — 0.7%
General Motors, Ser B, 4.750%	212,000	$10,879,840

FINANCIAL SERVICES — 8.0%
Bank of America, Ser D, 6.204%	1,102,112	26,549,878
BB&T, Ser D, 5.850%	855,489	19,470,930
JPMorgan Chase, 5.500%	1,806,227	39,177,064
MetLife, 5.000%	110,200	3,166,046
PNC Financial Services Group, Ser Q, 5.375%	793,996	16,785,075
Wells Fargo, 5.850% (B)	792,700	19,278,464

		124,427,457

REAL ESTATE INVESTMENT TRUST — 0.7%
Public Storage, 5.750%	139,950	3,059,307
Public Storage, 5.900%	299,084	6,681,536

		9,740,843

Total Preferred Stock (Cost $153,313,295)		145,048,140

CORPORATE OBLIGATIONS — 8.6%
ENERGY — 2.1%
Anadarko Petroleum 5.950%, 09/15/16	$2,750,000	3,106,604
Marathon Oil 5.900%, 03/15/18	1,000,000	1,152,086
Occidental Petroleum 2.700%, 02/15/23	11,500,000	10,721,174
Total Capital 3.000%, 06/24/15	3,825,000	3,980,788
Total Capital International 2.700%, 01/25/23	13,750,000	13,042,095

		32,002,747

FINANCIAL SERVICES — 5.0%
American International Group 4.250%, 09/15/14	6,000,000	6,181,710
Bank of America MTN 5.650%, 05/01/18	9,000,000	10,266,111
Barclays Bank , Ser 1 5.000%, 09/22/16	4,350,000	4,814,467

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Citigroup 6.375%, 08/12/14	$2,250,000	$2,348,728
5.900%, 12/29/49 (B)	18,000,000	17,100,000
General Electric Capital 7.125%, 12/31/49 (B)	12,500,000	13,937,500
JPMorgan Chase 6.300%, 04/23/19	3,500,000	4,147,892
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	6,500,000	6,467,220
Toyota Motor Credit MTN 1.750%, 05/22/17	12,000,000	12,186,180

		77,449,808

PRODUCER DURABLES — 0.3%
Boeing 6.000%, 03/15/19	2,000,000	2,383,298
CSX 6.250%, 04/01/15	2,000,000	2,152,698

		4,535,996

REAL ESTATE INVESTMENT TRUST — 0.2%
Vornado Realty 4.250%, 04/01/15	2,750,000	2,850,920

TECHNOLOGY — 0.8%
Arrow Electronics 6.000%, 04/01/20	2,500,000	2,743,960
Hewlett-Packard 1.550%, 05/30/14	3,000,000	3,014,511
Intel 3.300%, 10/01/21	7,000,000	7,061,446

		12,819,917

UTILITIES — 0.2%
Sempra Energy 2.000%, 03/15/14	3,500,000	3,518,322

Total Corporate Obligations (Cost $130,914,026)		133,177,710

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.1%
FHLMC 3.750%, 03/27/19	8,000,000	8,867,616
2.375%, 01/13/22	19,000,000	18,626,042
1.750%, 05/30/19	17,500,000	17,484,565

		44,978,223

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
	Face Amount/ Shares	Value

FNMA 5.375%, 06/12/17	$2,750,000	$3,178,975
2.750%, 02/05/14	7,000,000	7,048,223
2.625%, 11/20/14	10,000,000	10,260,280
1.125%, 04/27/17	18,000,000	18,154,908
0.750%, 12/18/13	11,000,000	11,009,614

		49,652,000

Total U.S. Government Agency Obligations (Cost $93,954,052)		94,630,223

U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Bond 3.375%, 11/15/19	12,250,000	13,495,102

U.S. Treasury Inflationary Protection Securities
2.500%, 07/15/16	2,026,570	2,235,479
1.375%, 07/15/18	6,559,592	7,231,140
1.375%, 01/15/20	5,137,078	5,655,813

		15,122,432

U.S. Treasury Notes 3.250%, 05/31/16	2,250,000	2,411,895

Total U.S. Treasury Obligations (Cost $29,280,856)		31,029,429

SHORT-TERM INVESTMENT — 17.1%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (C) (Cost $265,457,723)	265,457,723	265,457,723

Total Investments — 101.6% (Cost $1,419,711,152)		$1,574,979,142

Percentages are based upon Net Assets of $1,549,985,366.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2013, these securities amounted to $145,120,672 or 9.4% of Net Assets.

(B)	Floating rate security—Rate disclosed is the rate in effect at October 31, 2013.

(C)	The rate reported is the 7-day effective yield as of October 31, 2013.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of October 31, 2013 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$905,635,917	$—	$—	$905,635,917
Preferred Stock	145,048,140	—	—	145,048,140
Corporate Obligations	—	133,177,710	—	133,177,710
U.S. Government Agency Obligations	—	94,630,223	—	94,630,223
U.S. Treasury Obligations	—	31,029,429	—	31,029,429
Short-Term Investment	265,457,723	—	—	265,457,723

Total Investments in Securities	$1,316,141,780	$258,837,362	$—	$1,574,979,142

For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2013, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.8%
	Shares	Value

CONSUMER DISCRETIONARY — 16.0%
Genuine Parts	9,925	$782,388
McDonald’s	23,000	2,219,960
Polaris Industries	12,450	1,630,328
Ross Stores	22,975	1,777,116
TJX	43,825	2,664,122
Tupperware Brands	29,275	2,624,504
Viacom, Cl B	19,450	1,619,990

		13,318,408

CONSUMER STAPLES — 14.0%
Colgate-Palmolive	39,075	2,529,325
General Mills	47,000	2,369,740
Hershey	9,250	917,970
JM Smucker	7,750	861,877
McCormick	37,300	2,579,295
PepsiCo	28,725	2,415,485

		11,673,692

ENERGY — 5.3%
Chevron	18,800	2,255,248
Exxon Mobil	24,250	2,173,285

		4,428,533

FINANCIAL SERVICES — 19.2%
ACE	25,400	2,424,176
American International Group	50,050	2,585,082
Franklin Resources	45,750	2,464,095
JPMorgan Chase	44,275	2,281,934
US Bancorp	68,200	2,547,952
Waddell & Reed Financial, Cl A	19,325	1,193,319
Wells Fargo	60,000	2,561,400

		16,057,958

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 13.5%
Abbott Laboratories	44,600	$1,630,130
AmerisourceBergen, Cl A	13,700	895,021
Express Scripts Holding*	38,300	2,394,516
GlaxoSmithKline ADR	44,850	2,360,455
Johnson & Johnson	17,550	1,625,306
Novartis ADR	30,900	2,396,295

		11,301,723

MATERIALS & PROCESSING — 3.0%
Sigma-Aldrich	29,250	2,528,078

PRODUCER DURABLES — 17.4%
Accenture, Cl A	30,050	2,208,675
Flowserve	14,100	979,527
Honeywell International	29,250	2,536,852
Union Pacific	20,730	3,138,522
United Technologies	22,450	2,385,313
WW Grainger	12,350	3,321,779

		14,570,668

TECHNOLOGY — 11.4%
Amdocs	43,500	1,672,575
Apple	3,300	1,723,755
Cisco Systems	34,600	778,500
Microchip Technology	22,150	951,564
Microsoft	28,350	1,002,173
QUALCOMM	36,750	2,553,022
Western Digital	11,700	814,671

		9,496,260

Total Common Stock (Cost $70,008,255)		83,375,320

RIGHTS — 0.0%
Kinder Morgan (Cost $3)	10,507	—

SHORT-TERM INVESTMENT — 0.2%
Federated Prime Money Market Obligations Fund, 0.030% (A) (Cost $217,809)	217,809	217,809

Total Investments — 100.0% (Cost $70,226,067)		$83,593,129

Percentages are based upon Net Assets of $83,570,996.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
OCTOBER 31, 2013

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2013.

ADR – American Depositary Receipt

Cl  – Class

As of October 31, 2013, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2013, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 92.2%
	Face Amount	Value

CONSUMER DISCRETIONARY — 21.6%
99 Cents Only Stores
11.000%, 12/15/19	$290,000	$326,250
Academy
9.250%, 08/01/19 (A)	205,000	227,294
Allbritton Communication
8.000%, 05/15/18	500,000	535,000
AMC Entertainment
8.750%, 06/01/19	399,000	429,424
AMC Networks
7.750%, 07/15/21	370,000	416,250
American Axle & Manufacturing Holdings
9.250%, 01/15/17 (A)	67,000	71,187
Asbury Automotive Group
8.375%, 11/15/20	255,000	283,687
Avis Budget Car Rental
8.250%, 01/15/19	240,000	261,600
Beazer Homes USA
9.125%, 06/15/18	350,000	373,625
8.125%, 06/15/16	310,000	343,325
6.625%, 04/15/18	120,000	127,800
Boyd Gaming
9.125%, 12/01/18	585,000	636,187
Burlington Coat Factory Warehouse
10.000%, 02/15/19	510,000	571,200
Cablevision Systems
8.625%, 09/15/17	225,000	262,125
CCO Holdings
8.125%, 04/30/20	175,000	191,625
7.375%, 06/01/20	200,000	218,500
7.250%, 10/30/17	335,000	354,263
7.000%, 01/15/19	225,000	238,500

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
CityCenter Holdings
7.625%, 01/15/16	$450,000	$473,175
Claire’s Stores
9.000%, 03/15/19 (A)	565,000	631,387
Clear Channel Communications
5.500%, 09/15/14	1,120,000	1,103,200
4.900%, 05/15/15	365,000	348,575
DineEquity
9.500%, 10/30/18	250,000	278,125
DISH DBS
7.750%, 05/31/15	275,000	300,781
7.125%, 02/01/16	575,000	635,375
Elizabeth Arden
7.375%, 03/15/21	115,000	125,063
Entercom Radio
10.500%, 12/01/19	450,000	511,875
Fifth & Pacific
10.500%, 04/15/19	325,000	353,844
Gannett
9.375%, 11/15/17	220,000	231,275
Good Sam Enterprises
11.500%, 12/01/16	225,000	245,250
Hanesbrands
8.000%, 12/15/16	82,000	85,903
Hanson LTD
6.125%, 08/15/16	100,000	109,750
Harrahs
11.250%, 06/01/17	200,000	199,500
Hertz
7.500%, 10/15/18	185,000	200,725
J Crew Group
8.125%, 03/01/19	410,000	433,062
Jo-Ann Stores
8.125%, 03/15/19 (A)	525,000	540,750
Lamar Media
7.875%, 04/15/18	165,000	175,725
Lear
7.875%, 03/15/18	266,000	281,960
Lennar
6.500%, 04/15/16	275,000	301,125
5.600%, 05/31/15	105,000	111,300
LIN Television
8.375%, 04/15/18	225,000	239,906
Local TV Finance
9.250%, 06/15/15 (A)	370,000	373,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2013

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Mediacom
9.125%, 08/15/19	$400,000	$436,000
Meritor
10.625%, 03/15/18	285,000	307,800
MGM Resorts International
7.625%, 01/15/17	500,000	568,750
7.500%, 06/01/16	501,000	562,373
6.625%, 07/15/15	130,000	140,075
Michaels Stores
7.750%, 11/01/18	240,000	258,900
NES Rentals Holdings 7.875%, 05/01/18 (A)	250,000	262,500
New Academy Finance 8.000%, 06/15/18 (A)	305,000	311,863
NPC International 10.500%, 01/15/20	155,000	178,638
Petco Animal Supplies 9.250%, 12/01/18 (A)	300,000	322,875
Pinnacle Entertainment 8.750%, 05/15/20	300,000	331,500
Ply Gem Industries 8.250%, 02/15/18	468,000	500,760
Regal Entertainment 9.125%, 08/15/18	145,000	159,500
Sabre 8.500%, 05/15/19 (A)	265,000	291,500
Sabre Holdings 8.350%, 03/15/16	310,000	345,650
Scientific Games International 9.250%, 06/15/19	405,000	436,894
Service International 7.000%, 05/15/19	250,000	268,750
Sinclair Television Group 8.375%, 10/15/18	170,000	186,150
Tenneco 7.750%, 08/15/18	335,000	361,800
Toys R Us Property II 8.500%, 12/01/17	600,000	619,500
Univision Communications 7.875%, 11/01/20 (A)	220,000	244,200
Virgin Media Finance 8.375%, 10/15/19	392,000	427,770
WMG Acquisition 11.500%, 10/01/18	580,000	670,625

		22,353,546

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — 3.0%
Burger King 9.875%, 10/15/18	$400,000	$448,500
Cott Beverages 8.375%, 11/15/17	110,000	114,950
Dave & Buster’s 11.000%, 06/01/18	360,000	396,900
Dean Foods 9.750%, 12/15/18	365,000	413,819
Del Monte 7.625%, 02/15/19	350,000	364,437
Michael Foods Group 9.750%, 07/15/18	150,000	163,688
Rite Aid 9.250%, 03/15/20	320,000	369,600
Smithfield Foods 7.750%, 07/01/17	150,000	174,375
SUPERVALU 8.000%, 05/01/16	601,000	670,115

		3,116,384

ENERGY — 11.7%
Alta Mesa Holdings 9.625%, 10/15/18	350,000	372,750
Antero Resources 9.375%, 12/01/17	135,000	142,087
7.250%, 08/01/19	125,000	134,062
Arch Coal 8.750%, 08/01/16	225,000	225,000
BreitBurn Energy Partners 8.625%, 10/15/20	418,000	444,125
Calumet Specialty Products Partners 9.375%, 05/01/19	485,000	537,137
Carrizo Oil & Gas 8.625%, 10/15/18	400,000	438,000
CCS 11.000%, 11/15/15 (A)	450,000	448,875
Chaparral Energy 9.875%, 10/01/20	430,000	490,200
Chesapeake Energy 9.500%, 02/15/15	540,000	593,325
3.250%, 03/15/16	417,000	422,213
Cloud Peak Energy 8.500%, 12/15/19	250,000	270,625
8.250%, 12/15/17	205,000	215,250
Comstock Resources 9.500%, 06/15/20	325,000	360,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2013

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
CONSOL Energy 8.000%, 04/01/17	$275,000	$291,500
Crosstex Energy 8.875%, 02/15/18	324,000	345,060
Energy XXI 9.250%, 12/15/17	320,000	356,800
EP Energy 9.375%, 05/01/20	200,000	231,000
6.875%, 05/01/19	50,000	53,750
Exterran Holdings 7.250%, 12/01/18	310,000	327,825
Forest Oil 7.250%, 06/15/19	425,000	429,250
Hilcorp Energy I 8.000%, 02/15/20 (A)	305,000	330,925
Kodiak Oil & Gas 8.125%, 12/01/19	384,000	426,240
Laredo Petroleum 9.500%, 02/15/19	240,000	268,200
Linn Energy 8.625%, 04/15/20	165,000	175,725
Nuverra Environmental Solutions 9.875%, 04/15/18	350,000	356,125
Parker Drilling 9.125%, 04/01/18	330,000	353,100
Peabody Energy 7.375%, 11/01/16	305,000	343,125
Pioneer Energy Services 9.875%, 03/15/18	464,000	498,800
Sabine Oil & Gas 9.750%, 02/15/17	250,000	255,000
SandRidge Energy 8.750%, 01/15/20	302,000	326,160
SM Energy 6.625%, 02/15/19	160,000	170,400
Stone Energy 8.625%, 02/01/17	485,000	512,888
Swift Energy 8.875%, 01/15/20	240,000	250,800
7.125%, 06/01/17	375,000	382,500
W&T Offshore 8.500%, 06/15/19	295,000	317,863

		12,097,435

FINANCIAL SERVICES — 8.0%
Ally Financial 8.300%, 02/12/15	380,000	411,825
3.500%, 07/18/16	415,000	424,130

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
American General Finance MTN 5.750%, 09/15/16	$185,000	$195,638
CIT Group 4.750%, 02/15/15 (A)	430,000	448,275
Credit Acceptance 9.125%, 02/01/17	385,000	406,175
E*TRADE Financial 6.750%, 06/01/16	585,000	631,069
Ford Motor Credit 5.625%, 09/15/15	100,000	108,182
General Motors Financial 2.750%, 05/15/16 (A)	235,000	236,762
Icahn Enterprises 8.000%, 01/15/18	550,000	576,812
International Lease Finance 8.625%, 09/15/15	499,000	555,138
5.750%, 05/15/16	635,000	678,656
5.650%, 06/01/14	135,000	138,375
MPH Intermediate Holding 2 8.375%, 08/01/18 (A)	315,000	327,206
Nationstar Mortgage 9.625%, 05/01/19	220,000	248,050
Nuveen Investments 5.500%, 09/15/15	1,028,000	997,160
Realogy Group 3.375%, 05/01/16 (A)	600,000	600,000
Regions Financial 7.750%, 11/10/14	24,000	25,590
SLM MTN 6.250%, 01/25/16	660,000	718,575
Springleaf Finance MTN 5.400%, 12/01/15	545,000	570,887

		8,298,505

HEALTH CARE — 8.7%
Alere 7.250%, 07/01/18	225,000	246,937
Centene 5.750%, 06/01/17	355,000	378,963
CHS 8.000%, 11/15/19	470,000	509,362
DaVita HealthCare Partners 6.375%, 11/01/18	190,000	199,263
DJO Finance 8.750%, 03/15/18	515,000	563,925
Endo Health Solutions 7.000%, 07/15/19	260,000	277,550

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2013

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
Envision Healthcare 8.125%, 06/01/19	$470,000	$510,561
Fresenius Medical Care US Finance 6.500%, 09/15/18 (A)	225,000	252,562
Fresenius US Finance II 9.000%, 07/15/15 (A)	500,000	557,500
HCA 6.500%, 02/15/16	505,000	552,975
6.375%, 01/15/15	180,000	190,125
HealthSouth 8.125%, 02/15/20	385,000	423,981
7.250%, 10/01/18	175,000	188,125
Immucor 11.125%, 08/15/19	175,000	196,438
IMS Health 12.500%, 03/01/18 (A)	340,000	404,600
Kindred Healthcare 8.250%, 06/01/19	530,000	569,750
MedAssets 8.000%, 11/15/18	205,000	221,913
NBTY 9.000%, 10/01/18	260,000	285,350
Omnicare 7.750%, 06/01/20	360,000	398,700
Physio-Control International 9.875%, 01/15/19 (A)	362,000	403,630

Prestige Brands 8.250%, 04/01/18	240,000	255,000
Tenet Healthcare 9.250%, 02/01/15	500,000	545,625
8.000%, 08/01/20	175,000	190,531
Valeant Pharmaceuticals 6.750%, 10/01/17 (A)	450,000	483,750
6.500%, 07/15/16 (A)	225,000	232,875

		9,039,991

MATERIALS & PROCESSING — 14.3%
Ainsworth Lumber 7.500%, 12/15/17 (A)	378,000	408,712
Amsted Industries 8.125%, 03/15/18 (A)	200,000	211,750
Appleton Papers 11.250%, 12/15/15	150,000	170,250
ArcelorMittal 9.500%, 02/15/15	250,000	274,050
4.250%, 08/05/15	375,000	387,187

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Ardagh Packaging Finance 7.375%, 10/15/17 (A)	$300,000	$322,125
Ashland 3.000%, 03/15/16	515,000	525,944
Atkore International 9.875%, 01/01/18	410,000	442,800
Berry Plastics 9.750%, 01/15/21	280,000	329,000
BOE Merger 9.500%, 11/01/17 (A)	265,000	279,575
Boise Paper Holdings 9.000%, 11/01/17	450,000	471,375
BWAY Holding 10.000%, 06/15/18	200,000	218,000
Cascades 7.750%, 12/15/17	750,000	781,875
Cemex 9.000%, 01/11/18 (A)	305,000	331,687
5.248%, 09/30/15 (A) (B)	465,000	480,694
FMG Resources August 2006 7.000%, 11/01/15 (A)	740,000	767,750
6.375%, 02/01/16 (A)	300,000	312,750
Graphic Packaging International 7.875%, 10/01/18	185,000	201,187
Griffon 7.125%, 04/01/18	130,000	138,938
Hexion US Finance 8.875%, 02/01/18	535,000	551,050
Ineos Finance 8.375%, 02/15/19 (A)	570,000	635,550
Interface 7.625%, 12/01/18	400,000	435,000
Kaiser Aluminum 8.250%, 06/01/20	385,000	436,013
Koppers 7.875%, 12/01/19	175,000	189,875
Lafarge 6.500%, 07/15/16	165,000	181,500
Nortek 10.000%, 12/01/18	200,000	220,500
Novelis 8.750%, 12/15/20	200,000	222,500
8.375%, 12/15/17	530,000	567,100
OMNOVA Solutions 7.875%, 11/01/18	450,000	480,375
Owens-Brockway Glass Container 7.375%, 05/15/16	275,000	309,719

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2013

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Packaging Dynamics 8.750%, 02/01/16 (A)	$300,000	$309,750
Polymer Group 7.750%, 02/01/19	411,000	438,742
PolyOne 7.375%, 09/15/20	135,000	149,512
Polypore International 7.500%, 11/15/17	316,000	334,170
Reynolds Group Issuer 9.000%, 04/15/19	400,000	428,000
7.875%, 08/15/19	375,000	414,375
Sappi Papier Holding GmbH 8.375%, 06/15/19 (A)	410,000	433,575
Sealed Air 8.125%, 09/15/19 (A)	195,000	219,863
Sunstate Equipment 12.000%, 06/15/16 (A)	145,000	154,788
Tekni-Plex 9.750%, 06/01/19 (A)	184,000	207,920
Tembec Industries 11.250%, 12/15/18	365,000	398,763

		14,774,289

PRODUCER DURABLES — 9.2%
Air Lease 4.500%, 01/15/16	400,000	420,000
Aircastle 9.750%, 08/01/18	285,000	314,925
AM Castle 12.750%, 12/15/16	330,000	372,900
Aviation Capital Group 3.875%, 09/27/16 (A)	400,000	404,921
Chrysler Group 8.000%, 06/15/19	430,000	476,225
CNH Capital 6.250%, 11/01/16	90,000	98,775
3.875%, 11/01/15	250,000	257,813
3.250%, 02/01/17 (A)	360,000	363,600
Coleman Cable 9.000%, 02/15/18	290,000	308,125
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	261,717	297,048
Cooper-Standard Holding 7.375%, 04/01/18 (A)	125,000	125,938
Covanta Holding 7.250%, 12/01/20	225,000	243,397
Darling International 8.500%, 12/15/18	210,000	232,050

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
HD Supply 8.125%, 04/15/19	$350,000	$391,195
Huntington Ingalls Industries 6.875%, 03/15/18	140,000	150,675
Interline Brands 7.500%, 11/15/18	180,000	190,575
Kratos Defense 10.000%, 06/01/17	635,000	692,150
Manitowoc 9.500%, 02/15/18	200,000	213,500
Norcraft 10.500%, 12/15/15	235,000	242,050
Sequa 7.000%, 12/15/17 (A)	290,000	291,450
Taylor Morrison Communities 7.750%, 04/15/20 (A)	185,000	204,425
Tomkins 9.000%, 10/01/18	287,000	314,265
TransDigm 7.750%, 12/15/18	551,000	592,325
United Airlines 6.750%, 09/15/15 (A)	700,000	721,000
United Rentals North America 9.250%, 12/15/19	150,000	168,562
8.375%, 09/15/20	550,000	614,625
US Airways 2012-1 Class C Pass-Through Trust 9.125%, 10/01/15	168,392	175,970
USG 8.375%, 10/15/18 (A)	190,000	206,625
6.300%, 11/15/16	425,000	454,750

		9,539,859

REAL ESTATE INVESTMENT TRUST — 1.1%
Felcor Lodging 10.000%, 10/01/14	493,000	528,126
iStar Financial 5.875%, 03/15/16	200,000	212,250
3.875%, 07/01/16	400,000	407,000

		1,147,376

TECHNOLOGY — 5.7%
Advanced Micro Devices 8.125%, 12/15/17	425,000	445,187
Amkor Technologies 7.375%, 05/01/18	425,000	449,969
CDW 12.535%, 10/12/17	39,000	40,560
8.000%, 12/15/18	155,000	169,725

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2013

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Dell 3.100%, 04/01/16	$320,000	$321,299
Emdeon 11.000%, 12/31/19	390,000	448,500
Epicor Software 8.625%, 05/01/19	265,000	287,525
First Data 11.250%, 03/31/16	667,000	670,335
Freescale Semiconductor 9.250%, 04/15/18 (A)	192,000	207,600
GXS Worldwide 9.750%, 06/15/15	520,000	533,000
iGATE 9.000%, 05/01/16	420,000	451,500
Infor US 11.500%, 07/15/18	446,880	518,381
Interactive Data 10.250%, 08/01/18	130,000	143,813
NXP BV 3.500%, 09/15/16 (A)	245,000	251,125
SunGard Data Systems 7.375%, 11/15/18	400,000	424,000
Zayo Group 8.125%, 01/01/20	490,000	536,550

		5,899,069

UTILITIES — 8.9%
AES 9.750%, 04/15/16	175,000	206,937
7.750%, 10/15/15	263,000	292,587
Calpine 7.875%, 07/31/20 (A)	205,000	223,963
Cincinnati Bell 8.750%, 03/15/18	275,000	291,500
CommScope 8.250%, 01/15/19 (A)	425,000	466,437
CPI International 8.000%, 02/15/18	325,000	336,375
Crown Castle International 7.125%, 11/01/19	300,000	324,000
eAccess 8.250%, 04/01/18	275,000	301,125
Frontier Communications 8.250%, 04/15/17	375,000	433,594
GenOn Energy 9.875%, 10/15/20	300,000	336,000
7.875%, 06/15/17	365,000	403,325
Inmarsat Finance 7.375%, 12/01/17 (A)	300,000	312,000

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Intelsat Jackson Holdings 7.250%, 04/01/19	$675,000	$727,313
Level 3 Communications 11.875%, 02/01/19	190,000	220,400
Level 3 Financing 10.000%, 02/01/18	230,000	245,812
9.375%, 04/01/19	130,000	145,275
MetroPCS Wireless 7.875%, 09/01/18	325,000	351,000
NRG Energy 8.500%, 06/15/19	225,000	242,438
7.875%, 05/15/21	320,000	353,600
PAETEC Holding 9.875%, 12/01/18	255,000	285,600
Sprint Communications 9.125%, 03/01/17	495,000	584,100
6.000%, 12/01/16	725,000	783,906
Telesat Canada 6.000%, 05/15/17 (A)	400,000	418,000
West 8.625%, 10/01/18	350,000	381,500
Windstream 8.125%, 09/01/18	315,000	340,988
7.875%, 11/01/17 (A)	140,000	160,125

		9,167,900

Total Corporate Obligations (Cost $95,187,923)		95,434,354

Total Investments — 92.2% (Cost $95,187,923)		$95,434,354

Percentages are based upon Net Assets of $103,500,679.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Floating rate security — Rate disclosed is the rate in effect on October 31, 2013.

Ltd. — Limited

MTN — Medium Term Note

As of October 31, 2013, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2013, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2013

Bond Credit Quality as of October 31, 2013 (unaudited)

Standard & Poor’s Credit Rating	Percentage of Total Investments	Moody’s Credit Rating	Percentage of Total Investments
BBB	0.39%	Baa2	0.39%
BBB-	3.36	Baa3	0.11
BB+	3.25	Ba1	4.16
BB	7.15	Ba2	4.31
BB-	14.27	Ba3	11.90
B+	17.74	B1	17.37
B	18.92	B2	14.66
B-	15.35	B3	26.85
CCC+	14.55	Caa1	10.43
CCC	2.27	Caa2	5.94
CCC-	1.51	Ca	1.51
NR	1.24	NR	2.37

	100.00%		100.00%

The credit quality distribution depicts the credit quality ratings of the Fund’s portfolio securities that are rated by Standard & Poor’s and/or Moody’s Investors Service; both major nationally recognized statistical rating organizations.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.1%
	Shares	Value

ARGENTINA — 1.6%
Tenaris	9,078	$212,988

AUSTRALIA — 1.6%
Rio Tinto	3,578	216,399

AUSTRIA — 3.4%
Vienna Insurance Group	3,386	179,412
Voestalpine	5,861	276,812

		456,224

BELGIUM — 1.9%
Anheuser-Busch InBev	2,431	252,834

BRAZIL — 0.7%
Petroleo Brasileiro ADR	3,193	55,654
Vale ADR, Cl B	2,099	33,605

		89,259

CANADA — 1.6%
Agrium	1,245	106,273
Goldcorp	4,186	106,463

		212,736

FRANCE — 5.8%
BNP Paribas	4,329	320,571
Schneider Electric	3,600	303,295
Total	2,444	150,205

		774,071

GERMANY — 3.5%
Hannover Rueckversicherung	2,438	195,600
Henkel & KGaA	2,930	270,877

		466,477

HONG KONG — 5.0%
CNOOC	113,050	232,137

COMMON STOCK — continued
	Shares	Value

HONG KONG (continued)
Lenovo Group	120,612	$129,122
Wharf Holdings	29,030	244,506
Zoomlion Heavy Industry Science and Technology	68,289	62,978

		668,743

JAPAN — 8.1%
Astellas Pharma	3,732	207,228
Canon	3,651	114,732
Japan Tobacco	6,900	249,110
Keyence	668	285,325
Nippon Telegraph & Telephone	4,103	212,390

		1,068,785

JERSEY — 0.9%
Randgold Resources ADR	1,606	118,683

NETHERLANDS — 2.3%
ING Groep*	11,772	149,973
Royal Dutch Shell, Cl B	4,432	153,461

		303,434

SINGAPORE — 1.1%
Keppel	12,808	111,871
Keppel REIT	1,025	998
Singapore Press Holdings	10,171	34,799

		147,668

SOUTH KOREA — 3.5%
BS Financial Group	13,199	212,154
Samsung Electronics	180	248,598

		460,752

SPAIN — 1.0%
Banco Popular Espanol*	23,555	134,068

SWITZERLAND — 3.2%
Roche Holding	1,510	418,044

THAILAND — 2.9%
BEC World	51,424	96,239
PTT Exploration & Production	24,088	130,404
Thai Union Frozen Products PLC	87,073	157,361

		384,004

TURKEY — 0.9%
Tupras Turkiye Petrol Rafinerileri	5,176	117,457

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — 9.4%
British American Tobacco	3,635	$200,264
GlaxoSmithKline	5,975	157,454
Informa	27,947	250,715
Lloyds Banking Group*	174,096	216,423
Persimmon*	6,825	138,433
SABMiller	3,053	159,290
Sage Group	23,187	125,328

		1,247,907

UNITED STATES — 37.7%
ACE	2,232	213,022
AGCO	3,931	229,492
AT&T	5,154	186,575
Bristol-Myers Squibb	1,436	75,419
Cameron International*	3,152	172,919
Capital One Financial	2,753	189,048
Caterpillar	1,892	157,717
Dun & Bradstreet	3,430	373,150
Exxon Mobil	1,311	117,492
Freeport-McMoRan Copper & Gold	2,901	106,641
Honeywell International	4,012	347,960
International Business Machines	1,384	248,027
JPMorgan Chase	7,384	380,571
Kraft Foods Group	3,911	212,680
MetLife	4,947	234,043
Mondelez International, Cl A	4,108	138,193
Moody’s	4,785	338,108
Omnicom Group	3,836	261,270
Philip Morris International	2,108	187,865
Raytheon	2,740	225,694
Stanley Black & Decker	2,261	178,822
T. Rowe Price Group	2,106	163,026
Williams	7,466	266,611

		5,004,345

Total Common Stock (Cost $11,482,173)		12,754,878

EXCHANGE TRADED FUNDS — 1.5%
	Shares	Value

UNITED STATES — 1.5%
iShares MSCI Germany Index Fund	2,526	$74,138
iShares MSCI Italy Index Fund	7,959	124,638

Total Exchange Traded Funds (Cost $172,328)		198,776

SHORT-TERM INVESTMENT — 0.9%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $117,592)	117,592	117,592

Total Investments — 98.5% (Cost $11,772,093)		$13,071,246

Percentages are based upon Net Assets of $13,278,458.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2013.

ADR – American Depositary Receipt

Cl – Class

PLC – Public Limited Company

REIT – Real Estate Investment Trust

MSCI – Morgan Stanley Capital International

As of October 31, 2013, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.5%
	Shares	Value

ARGENTINA — 1.7%
Tenaris	4,571	$107,245

AUSTRALIA — 1.1%
Rio Tinto	1,191	72,032

AUSTRIA — 3.6%
Vienna Insurance Group	1,505	79,745
Voestalpine	3,086	145,750

		225,495

BELGIUM — 2.8%
Anheuser-Busch InBev	1,309	136,141
Umicore	840	40,072

		176,213

BRAZIL — 1.4%
Petroleo Brasileiro ADR	2,567	44,743
Vale ADR, Cl B	2,691	43,083

		87,826

CANADA — 1.2%
Intact Financial	1,192	74,345

FRANCE — 7.2%
AXA	1,424	35,575
BNP Paribas	1,192	88,270
Schneider Electric	1,309	110,282
Total	1,544	94,892
Unibail-Rodamco REIT	469	122,900

		451,919

GERMANY — 3.1%
Hannover Rueckversicherung	2,051	164,551
Wincor Nixdorf	479	31,745

		196,296

COMMON STOCK — continued
	Shares	Value

HONG KONG — 5.0%
ASM Pacific Technology	7,913	$76,292
CNOOC	31,745	65,185
Lenovo Group	60,463	64,729
VTech Holdings	5,304	76,143
Zoomlion Heavy Industry Science and Technology	33,121	30,545

		312,894

JAPAN — 4.7%
Astellas Pharma	1,446	80,293
Canon	1,658	52,102
Japan Tobacco	2,664	96,178
Nippon Telegraph & Telephone	1,348	69,779

		298,352

MALAYSIA — 0.4%
CIMB Group Holdings	11,203	26,520

NETHERLANDS — 5.5%
Akzo Nobel	1,064	77,376
ING Groep	6,152	78,375
Koninklijke Philips Electronics	1,426	50,495
Royal Dutch Shell, Cl B	1,622	56,163
Wereldhave REIT	1,035	80,564

		342,973

NEW ZEALAND — 1.6%
Sky Network Television	19,551	100,125

SINGAPORE — 2.0%
Keppel	10,366	90,542
Keppel REIT	802	781
Singapore Press Holdings	10,328	35,336

		126,659

SOUTH KOREA — 1.7%
Samsung Electronics GDR	218	104,444

SWITZERLAND — 2.1%
Roche Holding	469	129,843

TAIWAN — 0.5%
TSRC	15,943	29,466

THAILAND — 3.4%
BEC World	48,142	90,097
Thai Oil	20,597	41,690
Thai Union Frozen Products PLC	45,800	82,771

		214,558

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

TURKEY — 0.9%
Tupras Turkiye Petrol Rafinerileri	2,578	$58,501

UNITED KINGDOM — 10.9%
British American Tobacco	1,446	79,665
Centrica	9,503	53,848
Close Brothers Group	3,868	78,455
Fresnillo	2,128	33,285
GlaxoSmithKline	2,188	57,658
Informa	14,160	127,031
Sage Group	9,438	51,013
Segro REIT	11,914	62,429
Standard Chartered	2,461	59,170
Vodafone Group	22,404	80,647

		683,201

UNITED STATES — 37.7%
ACE	2,012	192,025
AT&T	2,851	103,206
Bristol-Myers Squibb	2,221	116,647
Capital One Financial	1,375	94,421
Dun & Bradstreet	918	99,869
Freeport-McMoRan Copper & Gold	2,461	90,466
Honeywell International	2,500	216,825
International Business Machines	665	119,175
JPMorgan Chase	3,788	195,234
Kinder Morgan Energy Partners LP (A)	1,739	140,337
Kraft Foods Group	1,798	97,775
MetLife	2,753	130,245
Mondelez International, Cl A	2,753	92,611
National Retail Properties REIT	3,653	125,663
Philip Morris International	1,536	136,888
Raytheon	1,505	123,967
Stanley Black & Decker	1,016	80,356
T. Rowe Price Group	1,016	78,649
Williams	3,731	133,234

		2,367,593

Total Common Stock (Cost $5,635,821)		6,186,500

SHORT-TERM INVESTMENT — 1.7%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $106,433)	106,433	106,433

Total Investments— 100.2% (Cost $5,742,254)		$6,292,933

Percentages are based upon Net Assets of $6,283,028.
(A)	Securities considered Master Limited Partnerships. At October 31, 2013, these securities amounted to $140,337 or 2.2% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2013.

ADR – American Depositary Receipt

Cl – Class

GDR – Global Depositary Receipt

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

As of October 31, 2013, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2013

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 87.7%
	Shares	Value

ARGENTINA — 1.5%
Tenaris ADR	16,230	$759,726

BRAZIL — 11.3%
Banco Bradesco	50,864	732,921
Cia Energetica de Minas Gerais	60,140	535,037
Cielo	21,902	664,823
Gerdau	91,352	720,556
Lojas Americanas	102,138	755,936
Lojas Renner	22,775	686,239
Petroleo Brasileiro, Cl Preference	83,093	757,785
Vale ADR, Cl B	43,523	696,803

		5,550,100

CANADA — 1.5%
Eldorado Gold	48,477	326,853
Yamana Gold	39,817	394,867

		721,720

CHILE — 1.5%
Enersis	2,133,262	714,252

CHINA — 5.6%
China BlueChemical	1,172,774	753,310
Golden Eagle Retail Group	409,476	614,769
PetroChina, Cl H	532,330	609,711
Tingyi Cayman Islands Holding	273,416	772,322

		2,750,112

EGYPT — 1.8%
Commercial International Bank Egypt	142,555	882,652

HONG KONG — 15.5%
ASM Pacific Technology	67,116	647,094
BOC Hong Kong Holdings	174,078	568,060

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
China Overseas Land & Investment	225,370	$697,650
CNOOC	389,821	800,458
Daphne International Holdings	718,767	374,541
First Pacific	678,955	772,396
Huabao International Holdings	1,191,414	522,483
Lenovo Group	559,156	598,606
Samsonite International	218,934	598,659
VTech Holdings	63,083	905,603
Wharf Holdings	65,111	548,400
Zoomlion Heavy Industry Science and Technology	612,690	565,037

		7,598,987

INDONESIA — 5.0%
Bank Mandiri Persero	800,904	611,025
Media Nusantara Citra	2,621,946	581,492
Telekomunikasi Indonesia Persero	3,647,337	760,367
United Tractors	318,034	493,732

		2,446,616

ISRAEL — 0.4%
Teva Pharmaceutical Industries ADR	5,950	220,686

JERSEY — 1.2%
Randgold Resources	8,188	609,173

MALAYSIA — 2.2%
British American Tobacco Malaysia	27,626	555,926
CIMB Group Holdings	230,169	544,869

		1,100,795

MEXICO — 3.1%
Fomento Economico Mexicano ADR	6,036	563,159
Kimberly-Clark de Mexico, Cl A	134,259	408,213
Wal-Mart de Mexico	216,253	562,210

		1,533,582

PERU — 1.7%
Credicorp	5,976	816,322

POLAND — 1.3%
Powszechna Kasa Oszczednosci Bank Polski	49,885	661,549

SINGAPORE — 1.1%
Keppel Land	186,844	558,035

SOUTH AFRICA — 7.5%
Aveng *	160,272	470,977
AVI	90,366	531,101

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — continued
Foschini Group	42,062	$484,402
Group	32,782	651,607
Impala Platinum Holdings	55,385	673,089
Massmart Holdings	21,075	337,998
Woolworths Holdings	73,995	556,506

		3,705,680

SOUTH KOREA — 5.2%
BS Financial Group	40,119	644,854
Hankook Tire	15,002	881,098
Samsung Electronics	728	1,005,440

		2,531,392

TAIWAN — 5.0%
Giant Manufacturing	84,184	631,820
Taiwan Semiconductor Manufacturing	229,892	856,828
Tripod Technology	231,999	458,794
TSRC	267,600	494,586

		2,442,028

THAILAND — 6.9%
Kasikornbank	19,246	117,486
Kasikornbank	104,676	638,986
PTT Exploration & Production	142,421	771,018
Siam Cement	303	4,167
Siam Cement	43,115	609,497
Thai Oil	277,231	561,142
Thai Union Frozen Products PLC*	378,283	683,644

		3,385,940

TURKEY — 6.7%
Enka Insaat ve Sanayi	223,206	652,986
Ford Otomotiv Sanayi	45,912	646,275
Koza Altin Isletmeleri	39,636	702,875
Tupras Turkiye Petrol Rafinerileri	31,022	703,968
Turkiye Garanti Bankasi	147,748	595,063

		3,301,167

UNITED KINGDOM — 1.7%
SABMiller	15,679	818,052

Total Common Stock (Cost $45,756,959)		43,108,566

PARTICIPATORY NOTES — 9.1%
	Shares	Value

INDIA— 9.1%
JPMorgan (convertible to Bharat Forge) 05/16/17*	163,913	$794,978
JPMorgan (convertible to Bharat Heavy Electricals) 02/16/17*	204,843	469,090
JPMorgan (convertible to Bharti Airtel) 02/07/17*	133,810	796,170
JPMorgan (convertible to Oil & Natural Gas Corporation) 02/08/17*	127,131	607,686
JPMorgan (convertible to Reliance Industries) 02/07/17*	49,316	731,356
JPMorgan (convertible to Tata Consultancy) 02/07/17*	24,335	835,907
JPMorgan (convertible to Titan Industries) 08/14/17*	62,936	272,513

Total Equity Linked Notes (Cost $4,136,290)		4,507,700

SHORT-TERM INVESTMENT — 2.3%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $1,121,961)	1,121,961	1,121,961

Total Investments — 99.1% (Cost $51,015,210)		$48,738,227

Percentages are based upon Net Assets of $49,156,606.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2013

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a summary of the inputs used as of October 31, 2013 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$43,108,566	$—	$—	$43,108,566
Participatory Notes	—	4,507,700	—	4,507,700
Short-Term Investment	1,121,961	—	—	1,121,961

Total Investments in Securities	$44,230,527	$4,507,700	$—	$48,738,227

For the period ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2013, there were no Level 3 securities.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Assets:
Investments, at Value (Cost $134,581,262, $372,444,052, $27,448,153 and $45,644,900, respectively)	$176,890,077	$485,001,718	$34,605,695	$60,015,415
Receivable for Investment Securities Sold	3,389,403	6,873,716	921,600	—
Dividends Receivable	204,918	61,705	4,942	33,094
Receivable for Capital Shares Sold	42,263	252,539	141,862	144,849
Prepaid Expenses	17,691	22,038	8,279	5,984

Total Assets	180,544,352	492,211,716	35,682,378	60,199,342

Liabilities:
Payable for Investment Securities Purchased	6,815,112	6,738,268	554,973	1,029,038
Payable due to Investment Adviser	109,346	305,607	16,054	34,707
Payable for Capital Shares Redeemed	70,242	396,797	—	601,462
Payable due to Administrator	7,472	20,883	1,502	2,507
Payable due to Trustees	1,747	4,867	349	584
Chief Compliance Officer Fees Payable	1,153	3,212	230	385
Payable for Distribution Fees — Class A	1,057	—	—	—
Other Accrued Expenses	35,405	136,038	32,910	33,757

Total Liabilities	7,041,534	7,605,672	606,018	1,702,440

Net Assets	$173,502,818	$484,606,044	$35,076,360	$58,496,902

NET ASSETS CONSIST OF:
Paid-in Capital	$110,478,133	$321,749,183	$26,543,838	$39,396,523
Undistributed Net Investment Income	1,172,824	1,543,082	83,866	23,460
Accumulated Net Realized Gain on Investments	19,543,046	48,756,113	1,291,114	4,706,404
Net Unrealized Appreciation on Investments	42,308,815	112,557,666	7,157,542	14,370,515

Net Assets	$173,502,818	$484,606,044	$35,076,360	$58,496,902

Institutional Class Shares
Net Assets	$168,344,883	$484,606,044	$35,076,360	$58,496,902
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,985,909	26,365,603	2,683,212	4,141,563

Net Asset Value, Offering and Redemption Price Per Share	$12.96	$18.38	$13.07	$14.12

Class A Shares
Net Assets	$5,157,935	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	398,593	N/A	N/A	N/A

Net Asset Value and Redemption Price Per Share	$12.94	N/A	N/A	N/A

Maximum Offering Price per share	$13.62	N/A	N/A	N/A

	($12.94÷95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $1,419,711,152, $70,226,067 and $95,187,923 respectively)	$1,574,979,142	$83,593,129	$95,434,354
Cash	—	—	8,189,430
Receivable for Investment Securities Sold	10,743,618	825,159	222
Dividends and Income Receivable	5,192,005	67,344	1,962,929
Receivable for Capital Shares Sold	4,602,704	9,445	67,573
Prepaid Expenses	71,320	5,775	23,684

Total Assets	1,595,588,789	84,500,852	105,678,192

Liabilities:
Payable for Investment Securities Purchased	43,403,484	844,750	2,070.799
Payable for Capital Shares Redeemed	973,644	203	10,130
Payable due to Investment Adviser	943,688	52,078	41,996
Payable due to Administrator	64,483	3,559	4,074
Payable for Distribution Fees — Class A	28,519	—	107
Payable due to Trustees	15,012	833	958
Chief Compliance Officer Fees Payable	9,906	549	632
Other Accrued Expenses	164,687	27,884	48,817

Total Liabilities	45,603,423	929,856	2,177,513

Net Assets	$1,549,985,366	$83,570,996	$103,500,679

NET ASSETS CONSIST OF:
Paid-in Capital	$1,380,682,551	$60,912,065	$103,096,945
Undistributed (Distributions in Excess of) Net Investment Income	(50,948)	839,322	12,427
Accumulated Net Realized Gain on Investments	14,085,773	8,452,547	144,876
Net Unrealized Appreciation on Investments	155,267,990	13,367,062	246,431

Net Assets	$1,549,985,366	$83,570,996	$103,500,679

Institutional Class Shares
Net Assets	$1,404,119,016	$83,570,996	$102,956,659
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	103,076,664	6,647,183	10,162,969

Net Asset Value, Offering and Redemption Price Per Share	$13.62	$12.57	$10.13

Class A Shares
Net Assets	$145,866,350	N/A	$544,020
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,718,267	N/A	53,747

Net Asset Value and Redemption Price Per Share	$13.61	N/A	$10.12

Maximum Offering Price per share	$14.33	N/A	$10.35

	($13.61÷95.00%)	N/A	($10.12÷97.75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
Assets:
Investments, at Value (Cost $11,772,093, $5,742,254 and $51,015,210, respectively)	$13,071,246	$6,292,933	$48,738,227
Receivable for Investment Securities Sold	407,005	193,936	417,571
Receivable for Capital Shares Sold	23,439	11,684	12,077
Dividends and Income Receivable	14,077	14,259	36,773
Reclaims Receivable	10,387	4,978	9,612
Receivable due from Investment Adviser	5,851	11,867	—
Deferred offering costs	1,378	1,378	7,704
Prepaid Expenses	13,819	11,489	20,401

Total Assets	13,547,202	6,542,524	49,242,365

Liabilities:
Payable for Investment Securities Purchased	232,447	224,630	—
Payable due to Administrator	5,092	2,364	19,298
Payable due to Trustees	133	62	493
Chief Compliance Officer Fees Payable	87	41	326
Payable due to Investment Adviser	—	—	9,588
Payable for Distribution Fees — Class A	—	—	143
Foreign Currency due ($0, $0, ($9,690))	—	—	9,690
Other Accrued Expenses	30,985	32,399	46,221

Total Liabilities	268,744	259,496	85,759

Net Assets	$13,278,458	$6,283,028	$49,156,606

NET ASSETS CONSIST OF:
Paid-in Capital	$11,816,802	$5,664,965	$52,411,271
Undistributed Net Investment Income	159,060	89,484	465,566
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	2,358	(23,021)	(1,442,593)
Net Unrealized Appreciation (Depreciation) on Investments	1,299,153	550,679	(2,276,983)
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	1,085	921	(655)

Net Assets	$13,278,458	$6,283,028	$49,156,606

Institutional Class Shares
Net Assets	$13,278,458	$6,283,028	$48,266,118
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,158,937	553,340	5,186,956

Net Asset Value, Offering and Redemption Price Per Share	$11.46	$11.35	$9.31

Class A Shares
Net Assets	N/A	N/A	$890,488
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	95,927

Net Asset Value and Redemption Price Per Share	N/A	N/A	$9.28

Maximum Offering Price per share	N/A	N/A	$9.77

	N/A	N/A	($9.28÷95.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2013

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Investment Income
Dividends	$3,407,386	$7,911,664	$422,237	$676,031
Less: Foreign Taxes Withheld	(23,882)	—	—	—

Total Investment Income	3,383,504	7,911,664	422,237	676,031

Expenses
Investment Advisory Fees	1,185,764	3,254,930	212,839	376,141
Administration Fees	85,435	234,269	15,272	23,801
Distribution Fees — Class A	12,606	—	—	—
Trustees’ Fees	7,970	21,817	1,407	2,227
Chief Compliance Officer Fees	3,414	8,410	1,042	1,350
Transfer Agent Fees	51,251	58,415	20,114	21,570
Registration and Filing Fees	38,856	22,552	24,787	21,955
Professional Fees	31,077	48,533	23,008	23,970
Printing Fees	13,991	32,486	3,546	5,840
Custodian Fees	11,682	23,019	3,979	5,616
Shareholder Servicing Fees	—	433,987	22,438	50,895
Other Expenses	9,279	19,719	2,001	2,564

Total Expenses	1,451,325	4,158,137	330,433	535,929

Less:
Waiver of Investment Advisory Fees	—	—	(46,710)	(31,716)
Fees Paid Indirectly	(97)	(18)	(3)	(3)

Net Expenses	1,451,228	4,158,119	283,720	504,210

Net Investment Income	1,932,276	3,753,545	138,517	171,821

Net Realized Gain on Investments	22,553,291	66,445,577	2,432,987	5,452,407
Net Change in Unrealized Appreciation (Depreciation) on Investments	12,139,374	53,338,212	5,526,178	10,696,856

Net Realized and Unrealized Gain on Investments	34,692,665	119,783,789	7,959,165	16,149,263

Net Increase in Net Assets Resulting from Operations	$36,624,941	$123,537,334	$8,097,682	$16,321,084

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2013

STATEMENTS OF OPERATIONS
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$28,113,868	$2,030,168	$—
Interest	5,237,663	—	3,919,083
Less: Foreign Taxes Withheld	—	(11,664)	—

Total Investment Income	33,351,531	2,018,504	3,919,083

Expenses
Investment Advisory Fees	8,547,781	589,661	510,402
Administration Fees	612,825	42,497	36,582
Distribution Fees — Class A	253,304	—	376
Trustees’ Fees	56,892	3,947	3,394
Chief Compliance Officer Fees	21,753	1,941	1,834
Transfer Agent Fees	187,343	25,039	30,194
Registration and Filing Fees	127,376	21,221	35,058
Professional Fees	91,991	26,126	25,567
Printing Fees	88,281	9,321	10,985
Custodian Fees	47,665	7,156	6,556
Offering Costs	—	—	12,529
Other Expenses	40,402	4,444	48,052

Total Expenses	10,075,613	731,353	721,529

Less:
Advisory Waiver Recapture	4,809	—	—
Waiver of Investment Advisory Fees	—	—	(108,847)
Fees Paid Indirectly	(608)	(16)	(15)

Net Expenses	10,079,814	731,337	612,667

Net Investment Income	23,271,717	1,287,167	3,306,416

Net Realized Gain on Investments	7,656,985	9,232,568	164,663
Net Change in Unrealized Appreciation (Depreciation) on Investments	91,107,413	7,341,684	95,006

Net Realized and Unrealized Gain on Investments	98,764,398	16,574,252	259,669

Net Increase in Net Assets Resulting from Operations	$122,036,115	$17,861,419	$3,566,085

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
OCTOBER 31, 2013

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund(1)	Westwood Global Dividend Fund(1)	Westwood Emerging Markets Fund(1)
Investment Income
Dividends	$288,764	$155,110	$1,145,186
Less: Foreign Taxes Withheld	(13,479)	(8,297)	(89,830)

Total Investment Income	275,285	146,813	1,055,356

Expenses
Investment Advisory Fees	73,931	31,505	326,679
Administration Fees	59,157	25,797	181,718
Chief Compliance Officer Fees	684	590	1,121
Trustees’ Fees	474	210	1,627
Distribution Fees — Class A	—	—	1,296
Offering Costs	38,079	38,079	52,090
Custodian Fees	23,692	29,048	64,193
Professional Fees	22,220	21,848	24,034
Transfer Agent Fees	15,708	15,186	32,576
Registration and Filing Fees	11,437	4,936	19,672
Printing Fees	2,593	2,117	6,522
Other Expenses	6,288	5,937	7,612

Total Expenses	254,263	175,253	719,140

Less:
Reimbursement of other operating expenses	(87,924)	(104,368)	—
Waiver of Investment Advisory Fees	(73,931)	(31,505)	(305,315)
Fees Paid Indirectly	(1)	(1)	(2)

Net Expenses	92,407	39,379	413,823

Net Investment Income	182,878	107,434	641,533

Net Realized Gain/Loss on Investments	2,634	(29,880)	(1,442,593)
Net Realized Loss on Foreign Currency Transactions	(24,094)	(11,091)	(175,967)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,299,153	550,679	(2,276,983)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1,085	921	(655)

Net Realized and Unrealized Gain (Loss) on Investments	1,278,778	510,629	(3,896,198)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,461,656	$618,063	$(3,254,665)

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Commenced operations on December 26, 2012.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood SMidCap Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net Investment Income	$1,932,276	$2,652,289	$3,753,545	$4,224,040
Net Realized Gain (Loss) on Investments	22,553,291	16,084,268	66,445,577	(12,569,632)
Net Change in Unrealized Appreciation (Depreciation) on Investments	12,139,374	4,866,116	53,338,212	45,556,353

Net Increase in Net Assets Resulting from Operations	36,624,941	23,602,673	123,537,334	37,210,761

Dividends and Distributions:

Net Investment Income:
Institutional Class	(2,102,629)	(3,050,353)	(5,877,499)	(1,883,166)
Class A	(59,394)	(49,207)	—	—

Net Realized Gains:
Institutional Class	(11,740,145)	—	—	(47,803,396)
Class A	(368,485)	—	—	—

Total Dividends and Distributions	(14,270,653)	(3,099,560)	(5,877,499)	(49,686,562)

Capital Share Transactions:

Institutional Class:
Issued	27,314,296	23,444,892	72,231,748	67,433,034
Reinvestment of Dividends	12,472,529	2,296,738	5,103,360	42,378,653
Redeemed	(47,288,917)	(107,425,846)	(96,332,880)	(115,370,691)

Increase (Decrease) from Institutional Class Capital Share Transactions	(7,502,092)	(81,684,216)	(18,997,772)	(5,559,004)

Class A:
Issued	851,894	378,525	N/A	N/A
Reinvestment of Dividends	427,877	49,206	N/A	N/A
Redeemed	(1,455,086)	(666,525)	N/A	N/A

Increase (Decrease) from Class A Capital Share Transactions	(175,315)	(238,794)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,677,407)	(81,923,010)	(18,997,772)	(5,559,004)

Total Increase (Decrease) in Net Assets	14,676,881	(61,419,897)	98,662,063	(18,034,805)

Net Assets:
Beginning of Year	$158,825,937	$220,245,834	$385,943,981	$403,978,786

End of Year	$173,502,818	$158,825,937	$484,606,044	$385,943,981

Undistributed (Distributions in Excess of) Net Investment Income	$1,172,824	$1,491,905	$1,543,082	$3,377,719

Shares Issued and Redeemed:

Institutional Class:
Issued	2,285,208	2,210,003	4,458,709	4,963,466
Reinvestment of Dividends	1,182,498	228,759	360,661	3,414,587
Redeemed	(4,131,895)	(10,058,128)	(6,015,934)	(8,410,380)

Total Institutional Class Transactions	(664,189)	(7,619,366)	(1,196,564)	(32,327)

Class A:
Issued	73,037	35,287	N/A	N/A
Reinvestment of Dividends	40,622	4,901	N/A	N/A
Redeemed	(122,433)	(62,357)	N/A	N/A

Total Class A Transactions	(8,774)	(22,169)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(672,963)	(7,641,535)	(1,196,564)	(32,327)

Amounts designated as “—” are $0

(1) Includes issuances as a result of an in-kind transfer of securities (See Note 11).

N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SmallCap Value Fund		Westwood Income Opportunity Fund		Westwood Dividend Growth Fund
Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

$138,517	$101,967	$171,821	$119,805	$23,271,717	$18,018,035	$1,287,167	$1,568,023
2,432,987	(1,063,948)	5,452,407	1,410,957	7,656,985	5,491,379	9,232,568	7,517,053
5,526,178	2,773,830	10,696,856	2,868,690	91,107,413	41,248,813	7,341,684	(508,483)

8,097,682	1,811,849	16,321,084	4,399,452	122,036,115	64,758,227	17,861,419	8,576,593

(130,768)	(47,192)	(244,975)	(52,930)	(16,630,455)	(13,695,806)	(1,651,220)	(1,332,043)
—	—	—	—	(1,369,549)	(993,256)	—	—

—	(56,176)	(1,304,679)	(1,425,319)	—	—	(5,459,917)	(6,332,563)
—	—	—	—	—	—	—	—

(130,768)	(103,368)	(1,549,654)	(1,478,249)	(18,000,004)	(14,689,062)	(7,111,137)	(7,664,606)

13,437,084	12,869,318	23,188,824 (1)	10,721,649	696,799,839	388,012,685	4,876,660	11,050,930
114,088	81,085	1,547,465	1,343,303	15,493,543	12,851,536	7,069,174	7,633,997
(7,572,470)	(4,402,284)	(13,906,201)	(14,755,219)	(209,069,187)	(90,117,279)	(21,054,520)	(9,261,636)

5,978,702	8,548,119	10,830,088	(2,690,267)	503,224,195	310,746,942	(9,108,686)	9,423,291

N/A	N/A	N/A	N/A	121,185,273	43,591,397	N/A	N/A
N/A	N/A	N/A	N/A	1,282,763	961,119	N/A	N/A
N/A	N/A	N/A	N/A	(46,623,816)	(11,862,487)	N/A	N/A

N/A	N/A	N/A	N/A	75,844,220	32,690,029	N/A	N/A

5,978,702	8,548,119	10,830,088	(2,690,267)	579,068,415	343,436,971	(9,108,686)	9,423,291

13,945,616	10,256,600	25,601,518	230,936	683,104,526	393,506,136	1,641,596	10,335,278

$21,130,744	$10,874,144	$32,895,384	$32,664,448	$866,880,840	$473,374,704	$81,929,400	$71,594,122

$35,076,360	$21,130,744	$58,496,902	$32,895,384	$1,549,985,366	$866,880,840	$83,570,996	$81,929,400

$83,866	$76,823	$23,460	$99,364	$(50,948)	$1,636,490	$839,322	$1,256,569

1,205,834	1,399,033	1,914,805	1,087,843	52,704,410	32,511,639	426,650	1,051,450
11,296	9,272	156,829	155,536	1,190,559	1,077,822	691,420	766,402
(686,877)	(465,683)	(1,152,915)	(1,556,902)	(16,119,497)	(7,574,315)	(1,921,968)	(861,628)

530,253	942,622	918,719	(313,523)	37,775,472	26,015,146	(803,898)	956,224

N/A	N/A	N/A	N/A	9,116,163	3,703,630	N/A	N/A
N/A	N/A	N/A	N/A	98,270	80,750	N/A	N/A
N/A	N/A	N/A	N/A	(3,500,837)	(995,607)	N/A	N/A

N/A	N/A	N/A	N/A	5,713,596	2,788,773	N/A	N/A

530,253	942,622	918,719	(313,523)	43,489,068	28,803,919	(803,898)	956,224

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Short Duration High Yield Fund		Westwood Global Equity Fund

	Year Ended October 31, 2013(1)	Period Ended October 31, 2012(2)	Period Ended October 31, 2013(3)
Operations:
Net Investment Income	$3,306,416	$1,265,126	$182,878
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	164,663	(18,149)	(21,460)
Net Change in Unrealized Appreciation on Investments and Translation of Other Assets and Liabilities Denominated in Foreign Currencies(4)	95,006	151,425	1,300,238

Net Increase in Net Assets Resulting from Operations	3,566,085	1,398,402	1,461,656

Dividends and Distributions:

Net Investment Income:
Institutional Class	(3,288,969)	(1,264,984)	—
Class A	(6,800)	—	—

Total Dividends and Distributions	(3,295,769)	(1,264,984)	—

Capital Share Transactions:
Institutional Class:
Issued	76,830,402	42,687,524	12,423,398
Reinvestment of Dividends	2,670,339	1,253,822	—
Redeemed	(14,580,892)	(6,300,585)	(606,596)

Increase from Institutional Class Capital Share Transactions	64,919,849	37,640,761	11,816,802

Class A:
Issued	530,325	N/A	N/A
Reinvestment of Dividends	6,800	N/A	N/A
Redeemed	(790)	N/A	N/A

Increase from Class A Capital Share Transactions	536,335	N/A	N/A

Net Increase in Net Assets from Capital Share Transactions	65,456,184	37,640,761	11,816,802

Total Increase in Net Assets	65,726,500	37,774,179	13,278,458

Net Assets:
Beginning of Period	$37,774,179	$—	$—

End of Period	$103,500,679	$37,774,179	$13,278,458

Undistributed Net Investment Income	$12,427	$142	$159,060

Shares Issued and Redeemed:

Institutional Class:
Issued	7,591,383	4,252,226	1,215,801
Reinvestment of Dividends	264,476	125,056	—
Redeemed	(1,441,754)	(628,418)	(56,864)

Total Institutional Class Transactions	6,414,105	3,748,864	1,158,937

Class A:
Issued	53,150	N/A	N/A
Reinvestment of Dividends	675	N/A	N/A
Redeemed	(78)	N/A	N/A

Total Class A Transactions	53,747	N/A	N/A

Net Increase in Shares Outstanding	6,467,852	3,748,864	1,158,937

(1) Class A commenced operations June 28, 2013.

(2) Commenced operations December 28, 2011.

(3) Commenced operations December 26, 2012.

(4) The Westwood Short Duration High Yield Fund has no gains or liabilities related to foreign currency translation as the Fund invests only in U.S. Dollar denominated securities.

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
	Period Ended October 31, 2013(1)	Period Ended October 31, 2013(1)
Operations:
Net Investment Income	$107,434	$641,533
Net Realized Loss on Investments and Foreign Currency Transactions	(40,971)	(1,618,560)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	551,600	(2,277,638)

Net Increase (Decrease) in Net Assets Resulting from Operations	618,063	(3,254,665)

Capital Share Transactions:

Institutional Class:
Issued	5,984,819	57,142,833
Redeemed	(319,854)	(5,667,860)

Increase from Institutional Class Capital Share Transactions	5,664,965	51,474,973

Class A:
Issued	N/A	1,037,584
Redeemed	N/A	(101,286)

Increase from Class A Capital Share Transactions	N/A	936,298

Net Increase in Net Assets from Capital Share Transactions	5,664,965	52,411,271

Total Increase in Net Assets	6,283,028	49,156,606

Net Assets:
Beginning of Period	$—	$—

End of Period	$6,283,028	$49,156,606

Undistributed Net Investment Income	$89,484	$465,566

Shares Issued and Redeemed:
Institutional Class:
Issued	583,870	5,809,661
Redeemed	(30,530)	(622,705)

Total Institutional Class Transactions	553,340	5,186,956

Class A:
Issued	N/A	107,484
Redeemed	N/A	(11,557)

Total Class A Transactions	N/A	95,927

Net Increase in Shares Outstanding	553,340	5,282,883

(1) Commenced operations December 26, 2012.

N/A Not Applicable

Amounts designated as “—” are either $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	NET ASSET VALUE BEGINNING OF PERIOD(7)	NET INVESTMENT INCOME		NET REALIZED AND UNRE- ALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPER- ATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRI- BUTIONS FROM NET REALIZED GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRI- BUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Class
2013	$11.30	$0.15	^^	$2.58	$2.73	$(0.16)	$(0.91)	$—		$(1.07)	$12.96	26.45%		$168,345	0.91%		0.91%	1.23%	75%
2012	10.15	0.16	^^	1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97		154,231	0.96	^	0.92	1.46	40
2011	9.70	0.13	^^	0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62		215,894	1.00	^	0.91	1.26	42
2010	8.64	0.10	^^	1.04	1.14	(0.08)	—	—		(0.08)	9.70	13.24		214,416	1.00	^	0.97	1.04	57
2009	8.74	0.11	^^	(0.12)	(0.01)	(0.09)	—	—		(0.09)	8.64	(0.04	)†	125,933	1.00		1.14	1.43	89
Class A
2013	$11.28	$0.11	^^	$2.59	$2.70	$(0.13)	$(0.91)	$—		$(1.04)	$12.94	26.19%		$5,158	1.16%		1.16%	0.96%	75%
2012	10.13	0.12	^^	1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67		4,595	1.21	^	1.17	1.15	40
2011	9.67	0.10	^^	0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37		4,352	1.25	^	1.16	1.02	42
2010	8.63	0.07	^^	1.05	1.12	(0.08)	—	—		(0.08)	9.67	12.99		5,320	1.25	^	1.22	0.73	57
2009	8.73	0.08	^^	(0.11)	(0.03)	(0.07)	—	—		(0.07)	8.63	(0.25	)†	5,251	1.25		1.35	0.95	89
Westwood SMidCap Fund
Institutional Class
2013	$14.00	$0.14	^^	$4.46	$4.60	$(0.22)	$—	$—		$(0.22)	$18.38	33.32%		$484,606	0.96%		0.96%	0.87%	59%
2012	14.64	0.14	^^	1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57		385,944	0.95		0.95	1.05	37
2011	13.90	0.05	^^	0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64		403,979	0.96		0.96	0.34	62
2010	11.28	0.06	^^	2.61	2.67	(0.05)	—	—		(0.05)	13.90	23.72		343,751	0.99		0.99	0.47	48
2009	9.41	0.08	^^	1.85	1.93	(0.06)	—	—		(0.06)	11.28	20.65		168,700	1.24	^	1.24	0.81	54
Westwood SMidCap Plus Fund
Institutional Class (commenced operations on March 28, 2011)
2013	$9.81	$0.06	^^	$3.26	$3.32	$(0.06)	$—	$—		$(0.06)	$13.07	34.05	†%	$35,076	1.00%		1.16%	0.49%	55%
2012	8.98	0.05	^^	0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01		21,131	1.00		1.46	0.58	34
2011	10.00	0.02	^^	(1.04)	(1.02)	—	—	—		—	8.98	10.20	†	10,874	1.00	*	2.35 *	0.37 *	31	**
Westwood SmallCap Value Fund
Institutional Class )
2013	$10.21	$0.05	^^	$4.33	$4.38	$(0.07)	$(0.40)	$—		$(0.47)	$14.12	45.00	%†	$58,497	1.14%		1.21%	0.39%	72%
2012	9.24	0.04	^^	1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21	†	32,895	1.25		1.33	0.38	68
2011	8.56	—	(1)^^	0.68	0.68	—	—	—		—	9.24	7.94	†	32,664	1.25		1.28	(0.01)	103
2010	7.11	(0.02	)^^	1.47	1.45	—	—	—	(1)	—	8.56	20.42	†	30,490	1.25		1.35	(0.28)	67
2009	7.00	0.01	^^	0.13	0.14	(0.03)	—	—	(1)	(0.03)	7.11	1.99	†	20,361	1.25		1.63	0.08	82
Westwood Income Opportunity Fund
Institutional Class
2013	$12.33	$0.27	^^	$1.23	$1.50	$(0.21)	$—	$—		$(0.21)	$13.62	12.27%		$1,404,119	0.86	%^	0.86%	2.07%	24%
2012	11.41	0.32	^^	0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46		805,218	0.90	^	0.87	2.63	24
2011	11.08	0.33	^^	0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35		448,112	0.90	^	0.89	2.93	26
2010	9.73	0.32	^^	1.39	1.71	(0.36)	—	—		(0.36)	11.08	17.89	†	202,142	0.90		0.96	3.18	34
2009	9.32	0.30	^^	0.38	0.68	(0.27)	—	—		(0.27)	9.73	7.50	†	124,856	1.00		1.11	3.22	91
Class A
2013	$12.32	$0.23	^^	$1.24	$1.47	$(0.18)	$—	$—		$(0.18)	$13.61	12.02%		$145,866	1.11	%^	1.11%	1.77%	24%
2012	11.40	0.28	^^	0.87	1.15	(0.23)	—	—		(0.23)	12.32	10.22		61,662	1.15	^	1.12	2.37	24
2011	11.07	0.30	^^	0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13		25,262	1.15	^	1.14	2.66	26
2010	9.73	0.27	^^	1.41	1.68	(0.34)	—	—		(0.34)	11.07	17.55	†	6,856	1.15		1.20	2.59	34
2009	9.32	0.27	^^	0.39	0.66	(0.25)	—	—		(0.25)	9.73	7.23	†	543	1.25		1.38	2.88	91
Westwood Dividend Growth Fund‡
Institutional Class
2013	$11.00	$0.19	^^	$2.40	$2.59	$(0.24)	$(0.78)	$—		$(1.02)	$12.57	25.94%		$83,571	0.93%		0.93%	1.64%	70%
2012	11.02	0.21	^^	0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41		81,929	0.97	^	0.96	1.97	95
2011(2)	11.39	0.05	^^	(0.42)	(0.37)	—	—	—		—	11.02	(3.25	)†	71,594	1.00	*	1.04 *	1.24 *	24	**
2011(3)	9.33	0.13	^^	2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92	†	72,293	1.02		1.03	1.19	66
2010(3)	8.14	0.08		1.16	1.24	(0.05)	—	—		(0.05)	9.33	15.14		52,132	1.10		1.07	0.89	50
2009(3)	10.30	0.04		(2.11)	(2.07)	(0.02)	(0.07)	—		(0.09)	8.14	(19.95	)†	41,589	1.15		1.19	0.65	100
Westwood Short Duration High Yield Fund
Institutional Class (commenced operations on December 28, 2011)
2013	$10.08	$0.49	^^	$0.04	$0.53	$(0.48)	$—	$—		$(0.48)	$10.13	5.40	%†	$102,957	0.90%		1.06%	4.86%	49%
2012(4)	10.00	0.46	^^	0.02	0.48	(0.40)	—	—		(0.40)	10.08	4.91	†	37,774	0.90	*	1.44 *	5.40 *	52	**
Class A (commenced operations on June 28, 2013)
2013(5)	$9.94	$0.15	^^	$0.18	$0.33	$(0.15)	$—	$—		$(0.15)	$10.12	3.32	%†	$544	1.15	%*	1.32%*	4.41%*	49	%(8)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period
	NET ASSET VALUE BEGINNING OF PERIOD(7)	NET INVEST- MENT INCOME^^	NET REALIZED AND UNRE- ALIZED GAIN (LOSS) ON INVEST- MENTS	TOTAL FROM OPER- ATIONS	DIVIDENDS FROM NET INVEST- MENT INCOME	DISTRI- BUTIONS FROM NET REALIZED GAINS	RETURN OF CAPITAL	TOTAL DIVI- DENDS & DISTRI- BUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS*†	RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)*†	RATIO OF NET INVEST- MENT INCOME TO AVERAGE NET ASSETS *†	PORT- FOLIO TURN- OVER RATE**
Westwood Global Equity Fund
Institutional Class (commenced operations on December 26, 2012)
2013(6)	$10.00	$0.18	$1.28	$1.46	$—	$—	$—	$—	$11.46	14.60	%†	$13,278	1.00%	2.75%	1.98%	27%
Westwood Global Dividend Fund
Institutional Class (commenced operations on December 26, 2012)
2013(6)	$10.00	$0.24	$1.11	$1.35	$—	$—	$—	$—	$11.35	13.50	%†	$6,283	1.00%	4.45%	2.73%	36%
Westwood Emerging Markets Fund
Institutional Class (commenced operations on December 26, 2012)
2013(6)	$10.00	$0.15	$(0.84)	$(0.69)	$—	$—	$—	$—	$9.31	(6.90	)%†	$48,266	1.20%	2.08%	1.87%	43%
Class A (commenced operations on December 26, 2012)
2013(6)	$10.00	$0.11	$(0.83)	$(0.72)	$—	$—	$—	$—	$9.28	(7.20	)%†	$890	1.45%	2.82%	1.45%	43%

Amounts designated as “—” are $0

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡ Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund (“Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund. The fund changed its fiscal year end from June 30 to October 31 in 2011.

* Annualized.

** Not annualized.

(1) Amount less than $0.01 per share.

(2) For the period from July 1, 2011 through October 31, 2011.

(3) For the fiscal year ended June 30.

(4) For the period from December 28, 2011 through October 31, 2012.

(5) For the period from June 28, 2013 through October 31, 2013.

(6) For the period from December 26, 2012 through October 31, 2013.

(7) Year ended October 31, unless otherwise indicated.

(8) Portfolio Turnover is for the Fund for Fund for the year.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund (the “Funds”). The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund ( the “Precessor Fund”) which reorganized through an acquisition of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Westwood Dividend Growth Fund’s financial highlights. The Westwood Short Duration High Yield Fund Institutional class commenced operations on December 28, 2011; and Class A commenced operations on June 28, 2013. The Westwood Global Equity Fund, Westwood Global Dividend Fund, and the Westwood Emerging Markets Fund, commenced operations on December 26, 2012. Each of the Westwood Funds is classified as a “diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Emerging Markets Fund, and Westwood Global Equity Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective January 7, 2011, the Westwood SMidCap Fund is closed to new investors. Existing shareholders of the Westwood SMidCap Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Participatory Notes (“p-notes”) are valued daily at the mean price provided by the p-note’s counterparty.

All investment companies held in the Fund’s portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund (the “Westwood International Funds”) use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held. As of October 31, 2013, there were no securities valued in accordance with fair value procedures.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year/period ended October 31, 2013, there have been no significant changes to the Funds’ fair valuation methodologies.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Federal Income Taxes — It is each Fund’s intention to qualify or to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year/period ended October 31, 2013, the Funds did not have any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year/period ended October 31, 2013, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no Forward Foreign Currency Exchange Contracts held by the Funds during the year ended October 31, 2013.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participatory Notes — The Funds may invest in participatory notes, commonly known as p-notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund distributes substantially all of its net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. As of October 31, 2013, the remaining amount still to be amortized for the Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund was $1,378 $1,378, and $7,704, respectively.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Westwood Large Cap Value Fund, Westwood SmidCap Fund, Westwood SmidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund and Westwood Short Duration High Yield Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.04% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $100,000 for each fund plus $15,000 per each additional class.

The Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.10% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.05% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $115,000 for each fund plus $15,000 per each additional class.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Short Duration High Yield and Westwood Emerging Markets Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A Shares.

The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2013, the Westwood SMidCap Fund, the Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund incurred $433,987, $22,438 and $50,895, respectively, of shareholder servicing fees or an effective rate of 0.10%, 0.08% and 0.12%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the year/period ended October 31, 2013, the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund Westwood, Westwood Global Dividend Fund and Emerging Markets Fund, earned credits of $97, $18, $3, $3, $608, $16, $15, and $1, $1, and $2 respectively.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation” and the “Class A Expense Limitation”). The contractual waivers are in place through February 28, 2016.

Fund	Advisory Fee	Institutional Class Expense Limitation		Class A Expense Limitation
Westwood LargeCap Value Fund	0.75%	1.00%		1.25%
Westwood SmidCap Fund	0.75%	1.25%		N/A
Westwood SMidCap Plus Fund	0.75%	1.00%		N/A
Westwood SmallCap Value Fund*	0.85%	1.10%	*	N/A
Westwood Income Opportunity Fund	0.75%	0.90%		1.15%
Westwood Dividend Growth Fund	0.75%	1.00%		N/A
Westwood Short Duration High Yield Fund	0.75%	0.90%		1.15%
Westwood Global Equity Fund	0.80%	1.00%		N/A
Westwood Global Dividend Fund	0.80%	1.00%		N/A
Westwood Emerging Markets Fund	0.95%	1.20%		1.45%

* Effective March 1, 2013, the expense limitation for the Westwood SmallCap Value Fund changed from 1.25% to 1.10%.

As of December 28, 2011, the Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For the year/period ended October 31, 2013, the Adviser recaptured previously waived fees of $4,809 for the Westwood Income Opportunity Fund. At October 31, 2013, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund	Westwood Short Duration High Yield Fund	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund
10/31/10-10/31/11	2014	$76,829	$9,024	$—	$—	$—	$—
10/31/11-10/31/12	2015	81,144	24,601	126,897	—	—	—
10/31/12-10/31/13	2016	46,710	31,716	108,847	161,855	135,873	305,315

		$204,683	$65,341	$235,744	$161,855	$135,873	$305,315

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year/period ended October 31, 2013, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$116,010,758	$133,092,264	$—	$—
Westwood SMidCap Fund	248,304,434	301,360,850	—	—
Westwood SMidCap Plus Fund	19,606,027	14,819,622	—	—
Westwood SmallCap Value Fund	39,695,513	30,705,537	—	—
Westwood Income Opportunity Fund	614,289,184	221,593,239	42,862,908	2,639,032
Westwood Dividend Growth Fund	54,377,410	69,136,404	—	—
Westwood Short Duration High Yield Fund	91,040,562	29,039,599	—	—
Westwood Global Equity Fund*	14,525,381	2,755,184	—	—
Westwood Global Dividend Fund*	7,255,153	1,588,896	—	—
Westwood Emerging Markets Fund*	67,600,290	15,846,875	—	—

* For the period December 26, 2012 to October 31, 2013.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, utilization of earnings and profits on shareholder redemptions and REIT adjustments, have been reclassified to/from the following accounts.

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain/(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$(89,334)	$(1,752,790)	$1,842,124
Westwood SMidCap Fund	289,317	(3,621,958)	3,332,641
Westwood SMidCap Plus Fund	(706)	(63,370)	64,076
Westwood SmallCap Value Fund	(2,750)	(609,468)	612,218
Westwood Income Opportunity Fund	(6,959,151)	6,413,770	545,381
Westwood Dividend Growth Fund	(53,194)	(551,607)	604,801
Westwood Short Duration High Yield Fund	1,638	(1,638)	—
Westwood Global Equity Fund	(23,818)	23,818	—
Westwood Global Dividend Fund	(17,950)	17,950	—
Westwood Emerging Markets Fund	(175,967)	175,967	—

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood Large Cap Value Fund
2013	$2,162,023	$12,108,630	$—	$14,270,653
2012	3,099,560	—	—	3,099,560
Westwood SMidCap Fund
2013	5,877,499	—	—	5,877,499
2012	24,522,135	25,164,427	—	49,686,562
Westwood SMidCap Plus Fund
2013	130,768	—	—	130,768
2012	103,368	—	—	103,368
Westwood SmallCap Value Fund
2013	763,152	786,502	—	1,549,654
2012	52,930	1,425,319	—	1,478,249
Westwood Income Opportunity Fund
2013	15,737,894	2,262,110	—	18,000,004
2012	14,689,062	—	—	14,689,062
Westwood Dividend Growth Fund
2013	1,923,341	5,187,796	—	7,111,137
2012	1,332,043	6,332,563	—	7,664,606
Westwood Short Duration High Yield Fund
2013	3,295,769	—	—	3,295,769
2012	1,264,984	—	—	1,264,984

As of October 31, 2013, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings
Westwood LargeCap Value Fund	$3,440,238	$18,164,404	$—	$41,420,051	$(8)	$63,024,685
Westwood SMidCap Fund	4,500,854	46,270,570	—	112,085,441	(4)	162,856,861
Westwood SMidCap Plus Fund	128,023	1,330,919	—	7,073,578	2	8,532,522
Westwood SmallCap Value Fund	2,898,170	1,927,229	—	14,274,980	—	19,100,379
Westwood Income Opportunity Fund	—	2,819,486	—	166,534,277	(50,948)	169,302,815
Westwood Dividend Growth Fund	4,520,548	4,773,338	—	13,365,055	(10)	22,658,931
Westwood Short Duration High Yield Fund	48,921	108,587	—	246,227	(1)	403,734
Westwood Global Equity Fund	162,108	—	—	1,299,548	—	1,461,656
Westwood Global Dividend Fund	100,749	—	(27,679)	544,996	(3)	618,063
Westwood Emerging Markets Fund	465,565	—	(949,923)	(2,770,308)	1	(3,254,665)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short- Term Loss	Long-Term Loss	Total
Westwood Global Dividend Fund	$(27,679)	$—	$(27,679)
Westwood Emerging Markets Fund	(949,923)	—	$(949,923)

During the year ended October 31, 2013, the Westwood Income Opportunity Fund, utilized $4,961,608, of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2013, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$135,470,026	$43,116,451	$(1,696,400)	$41,420,051
Westwood SMidCap Fund	372,916,277	115,811,867	(3,726,426)	112,085,441
Westwood SMidCap Plus Fund	27,532,117	7,337,425	(263,847)	7,073,578
Westwood SmallCap Value Fund	45,740,435	14,715,748	(440,768)	14,274,980
Westwood Income Opportunity Fund	1,408,444,865	187,256,338	(20,722,061)	166,534,277
Westwood Dividend Growth Fund	70,228,074	13,634,245	(269,190)	13,365,055
Westwood Short Duration High Yield Fund	95,188,127	725,908	(479,681)	246,227
Westwood Global Equity Fund	11,772,783	1,578,841	(280,378)	1,298,463
Westwood Global Dividend Fund	5,748,858	681,589	(137,514)	544,075
Westwood Emerging Markets Fund	51,507,880	2,344,621	(5,114,274)	(2,769,653)

8. Risks:

The Westwood Short Duration High Yield Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2013, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

9. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

10. Other:

At October 31, 2013, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Class	2	46%
Westwood LargeCap Value Fund, Class A	2	94%
Westwood SMidCap Fund, Institutional Class	4	73%
Westwood SMidCap Plus Fund, Institutional Class	4	69%
Westwood SmallCap Value Fund, Institutional Class	2	51%
Westwood Income Opportunity Fund, Institutional Class	2	61%
Westwood Income Opportunity Fund, Class A	1	46%
Westwood Dividend Growth Fund, Institutional Class	1	67%
Westwood Short Duration High Yield Fund, Institutional Class	3	61%
Westwood Short Duration High Yield Fund, Class A	2	92%
Westwood Global Equity Fund, Institutional Class	3	96%
Westwood Global Dividend Fund, Institutional Class	2	96%
Westwood Emerging Markets Fund, Institutional Class	2	80%
Westwood Emerging Markets Fund, Class A	3	90%

11. In-Kind Transfer of Securities:

During the year ended October 31, 2013, the Westwood Small Cap Value Fund issued shares of beneficial interest in exchange for securities.

As a result of this contribution, the following shares were issued for assets valued at the following:

Date of Transfer	Shares Issued(1)	Value of Investment Securities (000)	Cash (000)	Total Assets (000)
1/30/2013	175,137	$1,806	$94	$1,900

(1)	Shares have not been rounded.

12. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $6.4 million uncommitted, senior secured line of credit which has a maturity date of February 18, 2014. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the year ended October 31, 2013, there were no borrowings outstanding.

13. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (Unaudited)

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Westwood Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund (ten of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2013, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods indicated therein (for each of the years or periods presented from July 1, 2010 to October 31, 2013 with regard to the Westwood Dividend Growth Fund). These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended June 30, 2009 and 2010 of the Westwood Dividend Growth Fund were audited by other auditors; whose report dated August 26, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund of The Advisors’ Inner Circle Fund at October 31, 2013, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein (for each of the years or periods presented from July 1, 2010 to October 31, 2013 with regard to the Westwood Dividend Growth Fund), in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2013

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,089.10		0.90%	$4.74
Westwood LargeCap Value Fund, Class A	1,000.00	1,088.30		1.15	6.05
Westwood SMidCap Fund, Institutional Class	1,000.00	1,135.30		0.95	5.11
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,123.80		1.00	5.35
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,207.90		1.10	6.12
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1.013.20		0.86	4.36
Westwood Income Opportunity Fund, Class A	1,000.00	1,012.80		1.11	5.63
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,093.00		0.93	4.91
Westwood Short Duration High Yield, Institutional Class	1,000.00	1,016.90		0.90	4.58
Westwood Short Duration High Yield, Class A	1,000.00	1,033.20	***	1.15	4.04	**

Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,020.67		0.90%	$4.58
Westwood LargeCap Value Fund, Class A	1,000.00	1,019.41		1.15	5.85
Westwood SMidCap Fund, Institutional Class	1,000.00	1,020.42		0.95	4.84
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,020.16		1.00	5.09
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,019.66		1.10	5.60
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,020.87		0.86	4.38
Westwood Income Opportunity Fund, Class A	1,000.00	1,019.61		1.11	5.65
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,020.52		0.93	4.74
Westwood Short Duration High Yield, Institutional Class	1,000.00	1,020.67		0.90	4.58
Westwood Short Duration High Yield, Class A	1,000.00	1,019.41		1.15	4.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 126/365 (inception to date).
***	Ending Account Value is based on the return for the period from June 28, 2013 through October 31, 2013.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — continued (Unaudited)
	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood Global Equity Fund, Institutional Class	$1,000.00	$1,080.10	1.00%	$5.24
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,070.80	1.00	5.22
Westwood Emerging Markets Fund, Institutional Class	1,000.00	948.10	1.20	5.89
Westwood Emerging Markets Fund, Class A	1,000.00	946.00	1.45	7.11

Hypothetical 5% Return
Westwood Global Equity Fund, Institutional Class	$1,000.00	$1,020.16	1.00%	5.09
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,020.16	1.00	5.09
Westwood Emerging Markets Fund, Institutional Class	1,000.00	1,019.16	1.20	6.11
Westwood Emerging Markets Fund, Class A	1,000.00	1,017.90	1.45	7.37

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2013.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED
BOARD MEMBERS[3,4]

ROBERT A. NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT
BOARD MEMBERS[3]

CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

JOSEPH T. GRAUSE JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.

MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998-2006). Director, The FBR Rushmore Funds (2002-2005). Trustee, Diversified Investors Portfolios (2006-2008).

BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]
INDEPENDENT
BOARD MEMBERS[3] (continued)

BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.	Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS

MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.	None.

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.	None.

DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None

EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.	None.

JOHN MUNCH 42 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney—SEI Investments Company since 2001	None.

LISA WHITTAKER 35 yrs.old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 13, 2013 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•

the Advisory Agreement between Westwood Management Corp (the “Adviser”) and the Trust, on behalf of the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund and Westwood Short Duration High Yield Fund (collectively, the “Funds”); and

•	the Sub-Advisory Agreement between the Adviser and SKY Harbor Capital Management, LLC (the “Sub-Adviser”), on behalf of the Westwood Short Duration High Yield Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance systems; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with a peer group of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser and the Sub-Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel and the resources of the Adviser and the Sub-Adviser. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment approach for the Funds. The Trustees

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were provided to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Adviser

The Board was provided with information regarding the Funds’ performance since the Agreements were last renewed, as well as information regarding the Funds’ performance over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Westwood Short Duration High Yield Fund relative to its benchmark and peer group and the steps recently taken by the Adviser and Sub-Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the advisory agreement retained by the Adviser. The Trustees concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2013, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2013, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)	Foreign Tax Credit (6)
Westwood LargeCap Value Fund (7)	84.76%	15.24%	100.00%	89.18%	90.15%	0.00%	0.00%	100.00%	N/A
Westwood SMidCap Fund (7)	32.98%	67.02%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	N/A
Westwood SMidCap Plus Fund (7)	30.00%	70.00%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	N/A
Westwood SmallCap Value Fund (7)	47.69%	52.31%	100.00%	49.98%	46.89%	0.00%	0.00%	100.00%	N/A
Westwood Income Opportunity Fund (7)	17.00%	83.00%	100.00%	96.90%	97.19%	1.98%	23.56%	0.00%	N/A
Westwood Dividend Growth Fund (7)	71.26%	28.74%	100.00%	79.79%	81.27%	0.00%	0.00%	100.00%	N/A
Westwood Short Duration High Yield Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	98.97%	0.00%	N/A
Westwood Global Equity Fund	0.00%	100.00%	100.00%	47.07%	100.00%	0.00%	0.03%	0.00%	100.00%
Westwood Global Dividend Fund	0.00%	100.00%	100.00%	30.88%	100.00%	0.00%	0.06%	0.00%	100.00%
Westwood Emerging Markets Fund	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2013. The Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund expect to pass through $13,480, $8,298 and $89,832 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2013 which shareholders of these portfolios will receive in late January 2014. In addition, for the year ended October 31, 2013, gross foreign source income amounted to $202,383, $102,306 and $1,124,019 respectively, and will be reported on Form 1099-DIV for the year ending December 31, 2013, which shareholders of these portfolios will receive in late January 2014.

(7)	These funds are designating a portion of the redemption proceeds as long term capital gain distribution for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of long term capital gain distribution, if any, will be designated on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-AR-001-0800

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.